UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Sun Hydraulics Corporation

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SUN HYDRAULICS CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Tuesday, June 19, 2007

Notice hereby is given that the Annual Meeting of Shareholders of Sun Hydraulics Corporation, a Florida corporation, will be held on Tuesday, June 19, 2007, at 10:00 a.m., Eastern Daylight Savings Time, at the Company’s manufacturing facility, located at 701 Tallevast Road, Sarasota, Florida 34243, for the following purposes:

1.        To elect three Directors to serve until the Annual Meeting in 2010, and until their successors are elected and qualified or until their earlier resignation, removal from office or death;

2.        To approve the amendment to the Sun Hydraulics Corporation Amended and Restated 2004 Nonemployee Director Equity and Deferred Compensation Plan;

3.        To approve the Sun Hydraulics Corporation 2006 Stock Option Plan; and

4.        To transact such other business as properly may come before the Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 2006 Annual Report of the Company is enclosed. Shareholders of record at the close of business on April 11, 2007, are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting if you desire.

If your shares are held in street name by a brokerage, your broker will supply you with a proxy to be returned to the brokerage. It is important that you return the form to the brokerage as quickly as possible so that the brokerage may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

By Order of the Board of Directors,

GREGORY C. YADLEY
Secretary

Sarasota, Florida

May 9, 2007

SUN HYDRAULICS CORPORATION

1500 West University Parkway

Sarasota, Florida 34243

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of Sun Hydraulics Corporation (the “Company”) in connection with the solicitation of proxies to be voted at the Company’s 2007 Annual Meeting of Shareholders, which will be held on Tuesday, June 19, 2006, at 10:00 a.m., Eastern Daylight Savings Time, at the Company’s manufacturing facility, located at 701 Tallevast Road, Sarasota, Florida 34243 (the “Meeting”).

Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Company, by submitting a later-dated proxy, or by attending the Meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy first has been mailed to shareholders is May 9, 2007.

The close of business on April 11, 2007, has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of April 11, 2007, 10,932,224 shares of the Company’s Common Stock, par value $.001 per share, were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company on the close of business on April 11, 2007, on all matters that come before the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). Abstentions and broker non-votes are not counted in determining whether a proposal has been approved.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of nine members. The Board is divided into three classes of Directors serving staggered three-year terms. Directors hold their positions until the annual meeting of shareholders in the year in which their terms expire, and until their respective successors are elected and qualified or until their earlier resignation, removal from office or death.

The Nominating Committee of the Board of Directors has selected Marc Bertoneche and Ferdinand E. Megerlin as nominees to stand for reelection to the Board at the Meeting. Their terms of office will expire at the Meeting. The Nominating Committee also has nominated Philippe Lemaitre as a Director to serve until the Company’s annual meeting in 2010, and until his successor shall be duly elected and qualified or until his earlier resignation, removal from office or death.

Biographical information for the three nominees for Director is set forth below under “Directors and Executive Officers.”

Shareholders may vote for up to three nominees for the class of Directors who will serve until the Company’s annual meeting in 2010. If a quorum is present at the meeting, Directors will be elected by a plurality of the votes cast. Shareholders may not vote cumulatively in the election of Directors. In the event any of the nominees should be unable to serve, which is not anticipated, the proxy committee, which consists of Ferdinand E. Megerlin and David N. Wormley, will vote for such other person or persons for the office of Director as the Nominating Committee of the Board of Directors may recommend.

The Board of Directors unanimously recommends that you vote “FOR” Messrs. Bertoneche, Megerlin and Lemaitre to serve until the Company’s annual meeting in 2010, and until their successors shall be duly elected and qualified or until their earlier resignation, removal from office or death. Executed proxies in the accompanying form will be voted at the Meeting in favor of the election as directors of the nominees named above, unless authority to do so is withheld.

GOVERNANCE OF THE COMPANY

Directors and Executive Officers

The following table sets forth the names and ages of the Company’s Directors, nominees for Director, and executive officers and the positions they hold with the Company. Executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position
Allen J. Carlson	56	President, Chief Executive Officer and Director (term expiring in 2009)

Jeffrey Cooper	66	Officer, Engineering

Tricia L. Fulton	40	Chief Financial Officer

Peter G. Robson	62	General Manager, Sun Hydraulics Limited

Tim A. Twitty	40	Officer, Manufacturing

Marc Bertoneche	60	Director (term expiring in 2007), Nominee for Director (term expiring in 2010) and a member of the Audit Committee

John S. Kahler	67	Director (term expiring in 2009) and a member of the Audit, Compensation and Nominating Committees

Christine L. Koski	49	Director (term expiring in 2008)

Robert E. Koski	78	Director (term expiring in 2009)

Philippe Lemaitre	57	Nominee for Director (term expiring in 2010)

Ferdinand E. Megerlin	68	Director (term expiring in 2007), Nominee for Director (term expiring in 2010) and a member of the Audit and Compensation Committees

Hirokatsu Sakamoto	63	Director (term expiring in 2008) and a member of the Nominating Committee

David N. Wormley	67	Director (term expiring in 2008) and a member of the Compensation and Nominating Committees

Mr. Carlson joined the Company in March 1996 and served as Vice President from January 2000 until May 2000, when he was named President and Chief Executive Officer. From October 1977 to March 1996, Mr. Carlson held various engineering, marketing and management positions for Vickers Incorporated, a wholly-owned subsidiary of Trinova Corporation. He is a graduate of the Milwaukee School of Engineering and the Advanced Management Program at the Harvard Business School. Mr. Carlson serves on the board of regents to the Milwaukee School of Engineering and is a National Fluid Power Association board member. Mr. Carlson has over 35 years experience in the fluid power industry.

Mr. Cooper joined the Company in December 1990 as an engineer and has been an Officer since September 1991. He is primarily involved with product development and marketing. From August 1987 to December 1990, he was Engineering Manager, Mobile Valves, of Vickers, Incorporated, a wholly-owned subsidiary of Trinova Corporation, and from September 1979 to August 1986, he served as Vice President of Engineering for Double A Products Company. Mr. Cooper is an engineering graduate of Willesden College of Technology, London, England. Mr. Cooper has over 35 years experience in the fluid power industry.

Ms. Fulton  joined the Company in March 1997 and has held positions of increasing responsibility, most recently as the Corporate Controller. Ms. Fulton was named Chief Financial Officer on March 4, 2006. From July 1995 to March 1997, Ms. Fulton served as the Director of Accounting for Plymouth Harbor. From November 1991 to July 1995, she served in various financial capacities for Loral Data Systems. From September 1989 to September 1991, Ms. Fulton was an auditor with Deloitte & Touche. Ms. Fulton is a graduate of Hillsdale College and the General Management Program at the Harvard Business School.

Mr. Twitty  joined the Company in November 1993, serving in positions of increasing responsibility in U.S. operations and automation since then. He was named an Officer on March 3, 2007. Mr. Twitty is a graduate of Vincennes University.

Mr. Robson has served as a Director of Sun Hydraulics Limited, Coventry, England, since May 1993, and has been employed by the Company as the General Manager of its United Kingdom operations since 1982. Mr. Robson is a Chartered Engineer and a graduate of Coventry University. Mr. Robson has over 36 years experience in the fluid power industry.

Dr. Bertoneche  holds a chair as Professor in Business Administration at the University of Bordeaux in France, and was on the Faculty of INSEAD, the European Institute of Business Administration in Fontainebleau, France, for more than 20 years. He is a Visiting Professor at the Harvard Business School and an Associate Fellow at the University of Oxford. He is a graduate of University of Paris and earned his MBA and PhD from Northwestern University. Dr. Bertoneche has served as a Director of the Company since August 2001.

Mr. Kahler  retired as the President, CEO and a Director of Cincinnati Incorporated as of February 28, 2005. Mr. Kahler served in various management positions with Cincinnati Incorporated since 1989. He is a graduate of Carnegie Mellon University and the Harvard Business School. Mr. Kahler has served as a Director of the Company since May 1998.

Ms. Koski founded Koski Consulting Group, Inc. in June 2001 to work with start-up companies in the area of business strategy and marketing. In May 2001, Ms. Koski completed an Executive MBA degree from Southern Methodist University. From 1980 through 2000, Ms. Koski held various positions in sales, product management, purchasing, sales management, and international marketing management with Celanese A.G. or its former affiliates, including Celanese Ltd., Hoechst AG and Hoechst Celanese Chemical Group Ltd. Ms. Koski currently holds the position of Vice President of Marketing for nMetric LLC. Ms. Koski has served as a Director of the Company since May 2000.

Mr. Koski is a co-founder of the Company and served as its Chairman of the Board from the Company’s inception in 1970 until his retirement as an executive officer in May 2000. He was also its President and Chief Executive Officer from 1970 until November 1988. He is a graduate of Dartmouth College and past Chairman of the Board of the National Fluid Power Association. Mr. Koski has over 40 years experience in the fluid power industry, and has served as Chairman of the Fluid Power Systems and Technology Division of the American Society of Mechanical Engineers, and as a member of the Board of Directors of the National Association of Manufacturers.

Mr. Lemaitre retired in November 2006 as Chairman, President and Chief Executive Officer of Woodhead Industries, Inc. upon its sale to Molex. Before joining Woodhead in 1999, Mr. Lemaitre was Corporate Vice President and Chief Technology Officer of AMP, Inc. and was also in charge of AMP Computer and Telecom Business Group Worldwide. Prior to joining AMP, Mr. Lemaitre was an Executive Vice President of TRW, Inc. and also General Manger of TRW Automotive Electronics Group Worldwide. He previously held various management and research engineering positions with TRW, Inc., International Technegroup, Inc., General Electric Company and Engineering Systems International. He holds a Master of Civil Engineering degree from Ecole Speciale des Travaux Publics, Paris, France, and a Master of Science degree from the University of California, Berkeley, California.

Dr. Megerlin retired in March 2003 as a member of the Executive Board of Linde AG and Chairman and Managing Director of the Linde Material Handling Division of Aschaffenburg, Germany. Prior to such time, he also was Chairman of Linde’s U.S. subsidiaries Linde Hydraulics Corp., Canfield, Ohio, and Linde Lift Truck Corp., Sommerville, South Carolina. Within VDMA, Germany’s association for mechanical and plant engineering, Dr. Megerlin formerly was Chairman and a member of the Executive Board of the German Fluid Power Association. He is a mechanical engineer and received his Dipl-Ing (M.S.) degree from the Technical University of Karlsruhe, Germany, and his Dr.-Ing. (Ph.D.) from TH Aachen, Germany. Dr. Megerlin has over 35 years of experience in the fluid power industry. Dr. Megerlin has served as a Director of the Company since May 1998.

Mr. Sakamoto has been the President of Kawasaki Precision Machinery, Ltd. since October 2002. From April 2000 to September 2002, he served as the General Manager of the Precision Machinery Division of Kawasaki Heavy Industries Ltd., and from July 1998 through March 2000, he was Deputy General Manager of the Precision Machinery Division of Kawasaki Heavy Industries Ltd. Mr. Sakamoto has served in various management positions with Kawasaki Heavy Industries Ltd. since entering its engineering department in April 1968. He is a graduate of Kyoto Institute of Technology, and an executive board member of The Japan Fluid Power System Society since April 2002. Mr. Sakamoto has over 36 years of experience in the fluid power industry.

Dr. Wormley is the Dean of the Engineering School at Pennsylvania State University, where he has taught since 1992. He previously was a member of the engineering faculty at the Massachusetts Institute of Technology. Dr. Wormley has served as a Director of the Company since December 1992. He is an engineer and earned his Ph.D. from the Massachusetts Institute of Technology.

Independence and Committees of the Board of Directors

Independence of Directors.    At its meeting in March 2007, the Board undertook a review of Director independence and considered transactions and relationships between each Director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions.” The purpose of this review was to determine whether any relationships or transactions were inconsistent with a determination that a Director is independent within the meaning of the rules of the Nasdaq Stock Market and, for audit committee members, also independent within the meaning of the rules of the Securities and Exchange Commission. The Board determined that a majority of the Directors of the Company (Messrs. Bertoneche, Kahler, Megerlin, Sakamoto and Wormley) qualify as independent and that none of them has any material relationship with the Company that might interfere with the exercise of his independent judgment. In making its determination, the Board concluded that the Company’s sales to Kawasaki Precision Machinery, Ltd., for which Mr. Sakamoto serves as President, were not material in amount to either company.

The Board of Directors has the standing committees listed below.

Audit Committee.

The Audit Committee, which consists of John Kahler, Ferdinand Megerlin, and Marc Bertoneche, held seven meetings in 2006. The Board of Directors determined, under applicable SEC and NASDAQ rules, that all of the members of the Audit Committee are independent and that Mr. Bertoneche meets the qualifications as an Audit Committee Financial Expert and he has been so designated. The functions of the Audit Committee are to select the independent public accountants who will prepare and issue an audit report on the annual financial statements of the Company, to establish the scope of and the fees for the prospective annual audit with the independent public accountants, to review the results thereof with the independent public accountants, to review and approve non-audit services of the independent public accountants, to review compliance with existing major accounting and financial policies of the Company, to review the adequacy of the financial organization of the Company, to review management’s procedures and policies relative to the adequacy of the Company’s internal accounting controls, to review compliance with federal and state laws relating to accounting practices and to review and approve transactions, if any, with affiliated parties. The Audit Committee also is responsible for review of management’s monitoring of the Company’s compliance with its code of ethics and the periodic review and update of the code. The code of ethics is available on the Investor Relations page of our Web site www.sunhydraulics.com and from the Company upon written request sent to Corporate Secretary, 1500 West University Parkway, Sarasota, Florida 34243.

The Audit Committee is governed by a written charter approved by the Board of Directors. The charter is available on the Investor Relations page of our Web site www.sunhydraulics.com and from the Company upon written request sent to the Corporate Secretary, 1500 West University Parkway, Sarasota, Florida 34243.

Compensation Committee.

The Compensation Committee, which consists of David Wormley, Ferdinand Megerlin, and John Kahler, reviews, approves and recommends to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto, administers the Company’s restricted stock and stock option plans and carries out the responsibilities required by the rules of the Securities and Exchange Commission. The Committee met five times during 2006.

The Compensation Committee is governed by a written charter approved by the Board of Directors. The charter was revised in March 2007 and is available on the Investor Relations page of our

Web site www.sunhydraulics.com and from the Company upon written request sent to the Corporate Secretary, 1500 West University Parkway, Sarasota, Florida 34243.

Nominating Committee.

The Nominating Committee, which consists of John Kahler, Hirokatsu Sakamoto, and David Wormley held four meetings in 2006. The Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board, and for selecting the director nominees to stand for election at each annual meeting of shareholders.

In March 2004, the Board adopted a Statement of Policy Regarding Director Nominations, setting forth qualifications of Directors, procedures for identification and evaluation of candidates for nomination, and procedures for recommendation of candidates by shareholders. As set forth in the Statement of Policy, a candidate for Director should meet the following criteria:

•	must, above all, be of proven integrity with a record of substantial achievement;

•	must have demonstrated ability and sound judgment that usually will be based on broad experience;

•	must be able and willing to devote the required amount of time to the Company’s affairs, including attendance at Board and committee meetings and the annual shareholders’ meeting;

•	must possess a judicious and somewhat critical temperament that will enable objective appraisal of management’s plans and programs; and

•	must be committed to building sound, long-term Company growth.

Other than the foregoing, the Board does not believe there is any single set of qualities or skills that an individual must possess to be an effective Director or that it is appropriate to establish any specific, minimum qualifications for a candidate for election as a Director. Rather, the Committee will consider each candidate in light of the strengths of the other members of the Board of Directors and the needs of the Board and the Company at the time of the election.

The Committee will take whatever actions it deems necessary under the circumstances to identify qualified candidates for nomination for election as a member of the Board of Directors, including the use of professional search firms, recommendations from Directors, members of senior management and security holders. All such candidates for any particular seat on the board shall be evaluated based upon the same criteria, including those set forth above and such other criteria as the Committee deems suitable under the circumstances existing at the time of the election.

Shareholder recommendations for Nomination as a Director.    In order for the Committee to consider a candidate recommended by a shareholder, the shareholder must provide to the Corporate Secretary, at least 120, but not more than 150, days prior to the date of the shareholders’ meeting at which the election of Directors is to occur, a written notice of such security holder’s desire that such person be nominated for election at the upcoming shareholders meeting; provided, however, that in the event that less than 120 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth business day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

A shareholder’s notice of recommendation must set forth:

(a)	as to each person whom the shareholder proposes be considered for nomination for election as a Director,

(i)	the name, age, business address and residence address of the person,
(ii)	the principal occupation or employment of the person during the past five years,
(iii)	the number of shares of Company common stock beneficially owned by the person,
(iv)

any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and

(v)	the consent of the person to serve as a Director, if so elected; and

(b)	as to the shareholder giving the notice

(i)	the name and record address of shareholder,
(ii)	the number of shares of Company common stock beneficially owned by the shareholder,
(iii)	a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person pursuant to which the nominations are to be made, and
(iv)	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person(s) named.

The Nominating Committee is governed by a written charter approved by the Board of Directors, and the Statement of Policy Regarding Director Nominations described above. The charter and policy statement are available on the Investor Relations page of our Web site www.sunhydraulics.com and from the Company upon written request sent to the Corporate Secretary, 1500 West University Parkway, Sarasota, Florida 34243. Mr. Lemaitre was suggested for consideration as a nominee for Director by Allen J. Carlson, the Company’s President. Mr. Lemaitre was known to Mr. Carlson and to Clyde G. Nixon, the Company’s former Chairman, through participation in a manufacturing industry organization.

Director Participation and Relationships

The Board of Directors held four meetings during 2006. Each Director attended at least 75% of the meetings of the Board and of each committee of which he or she was a member in 2006.

The Board of Directors, in March 2004, adopted a policy stating that it is in the best interests of the Company that all Directors and nominees for Director attend each annual meeting of the shareholders of the Company. The policy provides that the Board, in selecting a date for the annual shareholders meeting, will use its best efforts to schedule the meeting at a time and place that will allow all Directors and nominees for election as Directors at such meeting to attend the meeting. The policy further provides that an unexcused absence under the policy should be considered by the Nominating Committee in determining whether to nominate a Director for re-election at the end of his or her term of office. All of the Directors attended last year’s annual meeting of shareholders.

No family relationships exist between any of the Company’s Directors and executive officers, except that Ms. Koski is the daughter of Mr. Koski. There are no arrangements or understandings between Directors and any other person concerning service as a Director.

Compensation Committee Interlocks and Insider Participation

None.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors, officers and holders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company’s knowledge, based solely upon a review of the forms, reports and certificates filed with the Company by such persons, other than as set forth below, all of them complied with the Section 16(a) filing requirements in 2006.

The Koski Family Partnership filed late one Form 4 reporting one transaction; John Kahler filed late one Form 4 reporting one transaction; Clyde Nixon filed late one Form 4 reporting one transaction; and Jeffrey Cooper filed late one Form 4 reporting four transactions.

Communications with the Board of Directors

Shareholders and other parties interested in communicating with our Board of Directors may do so by writing to the Board of Directors, Sun Hydraulics Corporation, 1500 West University Parkway, Sarasota, Florida 34243. Under the process for such communications established by the Board of Directors, the Chairman of the Board reviews all such correspondence and regularly forwards it, or a summary of the correspondence, to all of the other members of the Board. Directors may at any time review a log of all correspondence received by the Company that is addressed to the Board or any member of the Board and request copies of any such correspondence. Additionally, correspondence that, in the opinion of the Chairman, relates to concerns or complaints regarding accounting, internal accounting controls and auditing matters is forwarded to the Chair of the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2006, the Company had no material relationships or transactions with any of the Directors or executive offices, or their affiliates. Under the Company’s Code of Ethics, employees are instructed to avoid any personal activity, investment or association which could appear to interfere with their good judgment concerning the Company’s best interests. The Company’s policy is that if an employee or Director is related in any way to a vendor or customer, someone other than that employee or Director should be the one to decide whether the Company will do business with that person. The Audit Committee must approve all transactions in which an officer or Director, or any member of such person’s family, may have a personal interest.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee engaged Kirkland, Russ, Murphy & Tapp, P.A. (“KRMT”) to report upon the financial statements of the Company for the year ended December 30, 2006. Those audited financial statements are included in the Company’s annual report to shareholders that has been provided to the shareholders along with this Proxy Statement. As of the date of this Proxy Statement, the Audit Committee has not engaged an auditor to audit and report on the financial statements of the Company for the year ended December 29, 2007. The Audit Committee anticipates that it will engage KRMT for such audit work; however, it and KRMT have not reached agreement on fees for such work. It is expected that a representative from KRMT will be in attendance at the Meeting. Such representative will have the opportunity to make a statement if desired, and will be available to respond to any questions from those in attendance.

Fees

	Kirkland, Russ, Murphy and Tapp, P.A		Grant Thornton LLP
	2006	2005	2006	2005
Audit Fees (1)	$412,000	$—	$23,350	$505,000
Audit Related Fees (2)	38,000	—	31,865	23,625
Tax Fees	—	—	—	—
All Other Fees (3)	—	—	24,050	—

(1)

The Company incurred aggregate audit fees of $412,000 to Kirkland, Russ, Murphy and Tapp P.A. during fiscal year 2006, and of $23,350 and $505,000 to Grant Thornton LLP during fiscal years 2006 and 2005, respectively. These fees were for professional services rendered for the audit of the Company’s consolidated financial statements, the reviews of the financial statements included in the Company’s Forms 10-Q for fiscal years 2006 and 2005, respectively, and the statutory audit of Sun Hydraulik Holdings Limited, Sun Hydraulics Corporation’s wholly-owned subsidiary for its European market operations, Sun Hydraulics Limited, and Sun Hydraulik GmbH, both wholly-owned subsidiaries of Sun Hydraulik Holdings Limited.

(2)

The Company incurred aggregate audit-related fees (reimbursement of foreign travel and other expenses) of $38,000 to Kirkland, Russ, Murphy and Tapp P.A. during fiscal year 2006. The Company incurred audit-related fees of $31,865 and $23,625 to Grant Thornton LLP during fiscal years 2006 and 2005, respectively, for the reimbursement of expenses and the audit of the Sun Hydraulics Corporation 401(k) and ESOP Retirement Plan.

(3)	The Company incurred fees of $24,050 to Grant Thornton LLP during fiscal year 2006 for audit consents.

Consistent with its philosophy that it is desirable to change auditors periodically, the Audit Committee requested proposals from accounting firms to serve as the Registrant’s independent auditors for 2006. After a review of the written proposals and oral presentations by the firms, the Audit Committee began negotiations with Kirkland, Russ, Murphy and Tapp, P.A to audit the Registrant’s consolidated financial statements for the year ended December 30, 2006.

The Audit Committee dismissed Grant Thornton LLP on June 14, 2006, as the Registrant’s principal accountant, effective immediately.

Grant Thornton LLP’s audit reports on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2005, and December 25, 2004, contain no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During fiscal years 2005 and 2004 and the subsequent interim period through June 14, 2006 (date of dismissal), there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant

Thornton LLP to make a reference to the subject matter of the disagreements in connection with its reports on the Registrant’s consolidated financial statements for any such periods. Grant Thornton LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements.

During fiscal years 2005 and 2004 and the subsequent interim period through June 14, 2006 (date of dismissal), there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

On July 19, 2006, the Audit Committee engaged Kirkland, Russ, Murphy and Tapp, P.A. to audit the Company’s consolidated financial statements for the year ended December 30, 2006. The Company did not consult Kirkland, Russ, Murphy and Tapp, P.A during the two most recent prior fiscal years, or the interim period between December 31, 2005 and July 19, 2006, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements or any matter that was subject to any disagreement or reportable event under Item 304(a)(1) of Regulation S-K.

The Audit Committee has not adopted any pre-approval policies and approves all engagements with the Company’s auditors prior to the performance of services by them. As a matter of policy, the Audit Committee has determined generally not to request any new non-audit services from its auditors.

AUDIT COMMITTEE REPORT

The following report shall not be deemed to be incorporated by reference into any filings made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference, or to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements and an evaluation of management’s assessment of the effectiveness of internal control over financial reporting in accordance with auditing standards established by the Public Company Accounting Oversight Board and to issue reports thereon. The primary purpose of the Audit Committee is to oversee the Company’s financial reporting activities, as more fully described on page 5 of this Proxy Statement. The Audit Committee selects the Company’s independent accountants and meets regularly with them to review and approve the scope of their audit, report, recommendations and fees. The Audit Committee met seven times during 2006.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 30, 2006, with the Company’s management and with Kirkland, Russ, Murphy & Tapp, P.A., the Company’s independent accountants (“KRMT”). Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also reviewed and discussed with the Company’s management and KRMT management’s report and assessment, and KRMT’s report and attestation, on the effectiveness of the Company’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act as of December 30, 2006. The Audit Committee has discussed with KRMT the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from KRMT required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with KRMT its independence. The Audit Committee has considered the provision of services by KRMT covered in Audit Fees and Tax Services above and has determined that such services are compatible with the firm maintaining its independence from the Company.

The Audit Committee monitors the Company’s program of ethics and compliance. It invites and investigates reports regarding accounting, internal accounting controls or auditing irregularities or other matters. No waivers of the Company’s code of ethics were requested or granted during the year ended December 30, 2006.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

John S. Kahler, Chairman
Marc Bertoneche
Ferdinand E. Megerlin

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 11, 2007, information as to the beneficial ownership of the Company’s Common Stock by (i) each person or entity known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each Director and nominee for Director, (iii) Each Named Executive Officer of the Company, and (iv) all Directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class

Robert E. Koski (3)(4)	3,292,082	30.6%

Beverly Koski (3)(4)	3,292,082	30.6%

Christine L. Koski (3) 3070 South Bristol Street, Suite 100 Costa Mesa, CA 92626	3,158,017	29.2%
Robert C. Koski (3) 24 Lenox Pointe Atlanta, GA 30324	3,060,309	28.5%

Koski Family Limited Partnership 3525 Turtle Creek Boulevard #19B Dallas, TX 75219	3,060,309	28.3%

Thomas L. Koski (3) 100 Seaview Avenue #1F East Norwalk, CT 06855	3,060,309	28.3%

Royce & Associates, LLC (5) 1414 Avenue of the Americas New York, NY 10019	951,360	8.7%
Allen J. Carlson (6)	45,383	*

Jeffrey Cooper (7)	22,787	*

Tricia L. Fulton (8)	11,117	*

Tim A. Twitty (9)	8,909	*

David N. Wormley	7,568	*

John S. Kahler (10)	6,478	*

Marc Bertoneche	3,328	*

Ferdinand E. Megerlin	1,710	*

Hirokatsu Sakamoto	1,266	*

Peter G. Robson	-	*

Philippe Lemaitre	-	*

All Directors and Executive Officers as a Group (12 persons)	3,498,336	31.9%
*	Less than 1%.
(1)	Unless otherwise indicated, the address of each of the persons listed who own more than 5% of the Company’s Common Stock is 1500 West University Parkway, Sarasota, Florida 34243.

(2)

This column sets forth shares of the Company’s Common Stock which are deemed to be “beneficially owned” by the persons named in the table under Rule 13d-3 of the Securities and Exchange Commission. Except as otherwise indicated, the persons listed have sole voting and investment power with respect to all shares of Common Stock owned by them, except to the extent such power may be shared with a spouse. A portion of the shares owned by certain executive officers and Directors are held in margin accounts at brokerage firms. Under the terms of the margin account agreements, stocks and other assets held in the account may be pledged to secure margin obligations under the account. As of the date of this proxy statement, none of the executive officers and Directors have any outstanding margin obligations under any such accounts.

(3)

Includes 3,060,309 shares owned by the Koski Family Limited Partnership, over which Christine L. Koski, Robert C. Koski, Thomas L. Koski, Robert E. Koski and Beverly Koski share voting and investment power as the general partners in the Partnership. Christine L. Koski, Robert C. Koski and Thomas L. Koski are the adult children of Robert E. Koski and Beverly Koski.

(4)	Includes 141,216 shares owned by Beverly Koski and 90,557 shares owned by Robert E. Koski. Beverly Koski is the spouse of Robert E. Koski.
(5)	According to the Schedule 13G, filed January 25, 2007, by Royce & Associates, LLC.
(6)	Includes 11,128 shares subject to currently exercisable options and 13,529 shares of unvested restricted stock.
(7)	Includes 1,500 shares subject to currently exercisable options and 3,671 shares of unvested restricted stock.
(8)	Includes 3,426 shares of unvested restricted stock.
(9)	Includes 945 shares subject to currently exercisable options and 3,966 shares of unvested restricted stock.
(10)	Includes 4,423 shares owned by Mr. Kahler’s spouse.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

The goals of our compensation program are to attract and retain highly qualified leadership personnel, providing them attractive long-term career opportunities. Our compensation philosophy is to provide executives with a competitive total compensation package which motivates superior job performance, the achievement of our business objectives, and the enhancement of shareholder value. Rather than basing compensation on a series of specific performance objectives, we encourage initiative, teamwork and innovation, and each executive is empowered to use his or her abilities and particular area of responsibility to strengthen our overall performance. Our general approach to compensating executive officers is to pay cash salaries which generally are competitive within ranges of salaries paid to executives of other manufacturing companies, particularly those of similar size and those in our geographic areas. Our compensation committee sets overall compensation at a level it believes to be fair, based upon an analysis of the individual executive’s experience and past and potential contributions to us.

The Compensation Process

Our compensation program is overseen by a compensation committee (the “Committee”) comprised of independent directors which operates pursuant to a charter, the most recent version of which was approved by the board of directors on March 3, 2007. The Committee makes all compensation decisions concerning the executive officers and makes equity awards to all of our other key management employees upon the recommendation of the chief executive officer.

Compensation of our executive officers on an individual basis is reviewed annually by the Committee. The Committee sets the compensation of the chief executive officer, and the chief executive officer proposes changes for the other executive officers. After discussion, the Committee approves or modifies the chief executive officer’s recommendations in executive session.

To assist in determining appropriate overall compensation, the Committee reviews information regarding revenues, income, and executive compensation for other public manufacturing companies and for other businesses operating in Florida and the southeast United States and selected businesses in the U.S. of similar size and scope. The Committee also considers selected information regarding compensation practices, including employee benefits, from manufacturing companies in other countries in which we operate in an effort to ensure that we maintain competitiveness locally in the markets in which our executive officers reside.

Components of Executive Compensation

Salary. Our general approach to compensating executive officers is to pay cash salaries which generally are competitive within ranges of salaries paid to executives of other manufacturing companies, particularly in our geographic areas. Bonuses have been utilized infrequently in the past and, therefore, salary is the primary component of executive compensation. None of the Company’s executive officers other than Peter Robson has an employment contract. See “Employment Contract with Peter Robson” below. Our overall financial performance influences the general level of salary increases and there are no pre-arranged annual increases or established ranges for salary increases. The chief executive officer, after seeking input from other key managers and reviewing selected market data, recommends increases for the other executive officers, based upon his analysis of the individual executive’s experience and past and potential contributions.

Equity Compensation. We utilize equity awards as long-term compensation incentives for executive officers and other key managers. In 2003, the Committee solicited recommendations from Mercer Human Resource Consulting in connection with establishing a long-term compensation program. The Committee used the consultant’s recommendations as guidance with respect to the level and elements of long-term compensation for executive officers. The Committee determined that the long-term compensation program would be related to company performance but that it would not move automatically in lock-step with such performance. The Committee has recognized that, at different periods in the economic cycle, long-term compensation might have greater or lesser importance in relationship to salary adjustments. Each year, the Committee establishes a monetary pool, the level of which varies with our performance, to be used for long-term compensation. The chief executive officer recommends awards for executive officers and other key employees. The Committee reviews those recommendations, approves or revises them, and determines long-term compensation for the chief executive officer.

The two elements of our long-term compensation program are restricted shares of Company common stock and stock options, granted under written plans approved by our shareholders. The mix of restricted shares and stock options is entirely within the discretion of the Committee and has varied from year to year. Criteria used by the Committee in these awards include individual responsibilities and individual performance. The Committee’s practice is to determine the dollar amount of equity compensation to be provided and then, with respect to restricted stock awards, to grant a number of shares of stock that have a fair market value equal to that amount on the date of grant. Fair market value is determined based on the closing price of our stock on the day of determination. Equity awards are “time based” so that, in order to earn the full award, an employee must remain in our employ for a specified period of time, typically three to five years.

In 2006, given the problems experienced by many public companies with excessive awards and restatements as a result of grant date issues, as well as the new stock compensation accounting rules, the Committee did not make any option grants and used only restricted shares as equity awards. However, in order to preserve the ability to award options in the future, the Committee recommended that the board of directors adopt a new stock option plan to replace the plan that expired on September 30, 2006. The board approved a new stock option plan, and it will be submitted to the shareholders for approval at the annual meeting on June 19, 2007.

Because of the differences in tax treatment for employees of our foreign subsidiaries, stock appreciation rights (referred to in our plan document as performance shares) are used generally for long-term compensation purposes for non-US. employees, including executive officers, rather than stock options or restricted shares.

Retirement Plan and ESOP. All of our U.S. executives, along with all of our other U.S. employees, are eligible to participate in the Sun Hydraulics Corporation 401(k) and ESOP Retirement Plan (the “Plan”). Under the tax-qualified Plan, all U.S. based employees are able to contribute the lesser of up to 100% of their annual salary or the limit prescribed by the Internal Revenue Service to the Plan on a before-tax basis. Based on years of service, we match 100% of up to the first 6% of pay that is contributed to the Plan. All employee contributions are fully vested upon contribution. Our matching contributions vest over a five year period – 20% after one year, 40% after two years, 60% after three years, 80% after four years and 100% after five years. Each year, the board of directors determines, based on the Company’s performance and other factors it deems relevant, whether to make an additional contribution, and if so, in what amount. Since 2004, when an employee stock ownership plan (ESOP) was incorporated into the Plan, these additional contributions are made in shares of Company common stock and all eligible employees, regardless of whether they make voluntary contributions to the Plan, participate pro rata, based upon their pay as a percentage of total pay for all U.S. employees. In 2006, the additional contribution, funded by newly-issued shares of Company common stock, was equal to approximately six percent of the U.S. based employee payroll. Our sole executive officer who resides outside of the U.S., Peter Robson, maintains his own individual retirement plan under the laws of the United Kingdom. We contribute to such plan each year an amount equal to 10% of Mr. Robson’s base salary, pursuant to the terms of Mr. Robson’s employment agreement.

Other Compensation. We do not use other forms of compensation on a regular basis. Relatively small cash and equity bonuses have been used sporadically to reward significant and unusual contributions. Because of the broad responsibilities given to employees and the encouragement of individual initiative, we have educational assistance policies for all employees, including executive officers. Educational assistance has been given to executive officers in the past for graduate study leading to masters and other degrees, and more specialized training, including management training at the Harvard Business School. Senior management participates in our benefit plans on the same terms as other employees. These plans include medical and dental insurance, group life insurance, and a charitable gift matching program. Under our employee stock purchase plan, approved by the shareholders in 2001, employees including executive officers may purchase shares of Company common stock at a discount of 15% from market price on the first or last day of the quarterly purchase period, whichever is lower, on a tax-favored basis under Section 423 of the Internal Revenue Code.

We provide only limited perquisites and other personal benefits.

2006 Executive Compensation

At the September 2006 meeting of the Compensation Committee, the chief executive officer at the Committee’s request reviewed our 2006 performance projected through the end of the year and the general level of anticipated executive compensation adjustments. The Committee indicated that it would set the amount of the long-term compensation pool and the chief executive officer agreed to provide his recommendations for individual awards no later than October 2, 2007. The Committee then set a meeting for October 10 and agreed that, unless it was unable to finalize the awards at that time, October 10 would be the determination date for 2006 long term compensation grants. The Committee discussed generally with the chief executive officer salary issues for executive officers but agreed that salary adjustments would be deferred until the December meeting.

Following the departure of the chief executive officer from the meeting, the Committee reviewed our financial performance and particular successful initiatives over the past five years. The Committee reviewed selected compensation information derived from a number of surveys and other published information. Long term compensation awards for the two prior years were reviewed, and the Committee agreed that the 2006 long term compensation pool for key U.S. employees should not exceed $500,000 and the pool for European employees should not exceed $200,000.

At the Committee’s meeting on October 10, held by conference telephone, the chief executive officer reviewed his long term compensation recommendations for key employees, including executive officers, provided to the Committee on October 2 and explained his reasoning with respect to the individual awards. During discussion, the Committee confirmed that the recommended long term compensation grantees were recognized key performers with long-term potential. Following the departure of the chief executive officer from the meeting, the Committee, after further discussion, determined that $470,000 in dollar value of long term compensation would be awarded to U.S. employees, including two executive officers, and $175,000 in dollar value would be awarded to European employees, including one executive officer. It was agreed that all of the awards to U.S. employees would be made in shares of the Company’s stock based on the closing price of the stock on the NASDAQ Global Select Market on that date. The share awards are subject to divestiture ratably over a three year period, if the employee leaves the Company during the term. For European employees, the compensation will be paid pursuant to performance share agreements, pursuant to which a cash payment is made on each of the three anniversaries of the grant date equal to the closing bid price of the stock on the NASDAQ Global Select Market on that date multiplied by the number of performance shares vesting on such date.

On December 8, 2006, the Committee at a regularly-scheduled meeting considered new annual salaries for the executive officers. After reviewing the salary adjustments and equity awards over the past two years and the anticipated salary and wage increases for our hourly and salaried employees, and considering selected data derived from various surveys and published reports covering manufacturing and other companies deemed comparable or relevant by the Committee, the chief executive officer was invited to join the meeting to present his recommendations for salary adjustments for the other executive officers. In formulating his recommendations, which he explained were based on his review of individual performance, he reviewed each executive’s salary history, solicited information from peers within the company, reviewed the same surveys as the Committee for benchmarking purposes and considered the Committee’s October LTC awards. He explained that his recommendation for a second increase for Ms. Fulton in 2006 was based both on her performance and her increased responsibilities as chief financial officer. After responding to questions, he departed the meeting.

After extensive discussion, the Committee determined to increase the salaries of the executive officers as follows:

Name and Title	2006 Compensation	2007 Compensation

Allen J. Carlson Chief Executive Officer	$ 312,000	$ 345,000
Jeffrey Cooper Officer	156,000	161,000
Tricia L. Fulton Chief Financial Officer	110,000	120,000
Peter Robson General Manager Sun Hydraulics Ltd	173,000	180,000 */

*/ Based on estimated conversion from pounds sterling

The salary of former Chairman Clyde Nixon was not adjusted due to his pending retirement as a full-time employee. In addition, the Committee awarded the chief executive officer shares of restricted company stock with a value of $140,000, based on the closing price of the stock on the NASDAQ Global Select Market on that date. The shares are subject to divestiture ratably over a three year period, if the chief executive officer leaves our employ during the term.

Tax and Accounting Implications

Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to a corporation’s key executive officers unless certain requirements are met, including that the compensation qualify as performance-based compensation. While the Compensation Committee may from time to time approve awards which would vest upon the passage of time or other compensation which would not result in qualification of those awards as performance-based compensation, it is not anticipated that compensation realized by any executive officer under any of our plans now in effect will result in a material loss of tax deductions.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

    David N. Wormley, Chairman

John S. Kahler

Ferdinand E. Megerlin

Summary Compensation Table

The table below summaries the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 30, 2006. The Company has not entered into any employment agreements with any of the named executive officers except for Peter Robson. Mr. Robson’s agreement, entered into in 1981, set initial salary, which has been adjusted thereafter from time to time by the

Company at its discretion. See “Employment Agreement with Peter Robson” below. When setting total compensation for each of the named executive officers, the Committee reviews the executive’s current compensation, including equity and non-equity-based compensation.

SUMMARY COMPENSATION

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (3)		Option Awards ($) (5)	All Other Compensation ($)	Total ($)

Clyde G. Nixon	2006	100,000	17,636		—	14,142(6)	131,778

Chairman of the Board of Directors

Allen J. Carlson	2006	312,000	80,854		19,934	40,628(7)	453,416

President and Chief Executive Officer

Jeffrey Cooper	2006	156,000	31,720		4,747	21,853(8)	214,320

Officer

Tricia L. Fulton	2006	108,218	20,583		2,474	14,296(9)	145,571

Chief Financial Officer

Richard J. Dobbyn (1)	2006	121,875	22,193		5,771	16,904(10)	166,743

Former Chief Financial Officer

Peter G. Robson (2)	2006	169,834	43,000	(4)	—	21,355(11)	234,185

General Manager, Sun Hydraulics Limited

(1)	Mr. Dobbyn retired as Chief Financial Officer on March 4, 2006.
(2)	Amounts were paid in pounds sterling, which were converted to U.S. dollars at the average exchange rate for December 2006.
(3)	Amounts represent the compensation expense relating to restricted stock recorded during 2006 in accordance with FAS 123R, with the exception of Mr.Robson.
(4)

Amount represents $8,028 of compensation expense relating to restricted stock recorded during 2006 in accordance with FAS 123R. Remaining $34,972 represents compensation expense relating to phantom stock grants recorded during 2006, in accordance with FAS 123R.

(5)

Represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock options granted to each of the named executive officers in prior fiscal years, in accordance with SFAS 123R. No stock options were awarded in fiscal year 2006. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executives.

(6)

Amount represents contributions made by the Company on behalf of the employee to the Company’s 401(k) and ESOP plan equal to $12,000 and dividends received on unvested restricted stock equal to $2,142.

(7)

Amount represents contributions made by the Company on behalf of the employee to the Company’s 401(k) and ESOP plan equal to $33,720 and dividends received on unvested restricted stock equal to $6,908.

(8)

Amount represents contributions made by the Company on behalf of the employee to the Company’s 401(k) and ESOP plan equal to $18,720 and dividends received on unvested restricted stock equal to $3,133.

(9)

Amount represents contributions made by the Company on behalf of the employee to the Company’s 401(k) and ESOP plan equal to $12,986 and dividends received on unvested restricted stock equal to $1,310.

(10)

Amount represents contributions made by the Company on behalf of the employee to the Company’s 401(k) and ESOP plan equal to $14,625 and dividends received on unvested restricted stock equal to $2,279.

(11)

Amount represents contributions made by the Company on behalf of the employee to the employee’s individual retirement plan equal to $20,380 and dividends received on unvested restricted stock equal to $975.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)

Clyde G. Nixon	—	—	—

Allen J. Carlson	December 9, 2006	6,639 (1)	140,017

Jeffrey Cooper	October 10, 2006	1,252 (1)	25,002

Tricia L. Fulton	October 10, 2006	1,753 (1)	35,007

Richard J. Dobbyn	—	—	—

Peter G. Robson	October 10, 2006	1,252 (2)	25,002

(1)

Amounts represent the number of restricted shares of stock granted under the 2001 Restricted Stock Plan . The shares vest in annual installments over three years. Dividends will be paid on the shares of restricted stock.

(2)	Amounts represent the number of phantom shares granted during 2006. The phantom shares vest in annual installments over three years.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Clyde G. Nixon	—	—		—		—		—

Allen J. Carlson	—	3,000	(1)	5.51	5/17/2012	13,529	(4)	277,480

	4,800	—		4.73	9/29/2010

	2,429	2,429	(2)	8.23	10/15/2011

	899	3,599	(3)	18.41	12/9/2012

Jeffrey Cooper	—	1,500	(1)	5.51	5/17/2012	3,671	(5)	75,292

	1,225	—		4.73	9/29/2010

	—	675	(2)	8.23	10/15/2011

Tricia L. Fulton	1,500	—		4.73	9/29/2010	3,426	(6)	70,267

	405	405	(2)	8.23	10/15/2011

Richard J. Dobbyn	—	945	(2)	8.23	10/15/2011	945	(2)	19,382

Peter G. Robson	—	—		—		2,968	(7)	60,874

(1)	These awards will fully vest on May 17, 2007.
(2)	These awards will fully vest on October 15, 2007.

(3)	This award will vest 25% on December 9, 2007, 25% on December 9, 2008, 25% on December 9, 2009 and 25% on December 9, 2010.
(4)	Awards represent restricted stock that will vest as follows: 1,200 on September 14, 2007, 2,430 on October 15, 2007, 3,843 on December 9, 2007, 3,843 on December 9, 2008, and 2,213 December 9, 2009.
(5)

Awards represent restricted stock that will vest as follows: 1,200 on September 14, 2007, 417 on October 10, 2007, 675 on October 15, 2007, 272 on December 9, 2007, 417 on October 10, 2008, 272 on December 9, 2008, and 418 on October 10, 2009.

(6)

Awards represent restricted stock that will vest as follows: 584 on October 10, 2007, 405 on October 15, 2007, 634 on December 9, 2007, 584 on October 10, 2008, 634 on December 9, 2008, and 585 on October 10, 2009.

(7)

Awards represent phantom stock units that will vest as follows: 417 on October 10, 2007, 810 on October 15, 2007, 453 on December 9, 2007, 417 on October 10, 2008, 453 on December 9, 2008, and 418 on October 10, 2009.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Clyde G. Nixon	—	—	7,140	143,014

Allen J. Carlson	3,000	38,900	12,488	253,750

Jeffrey Cooper	5,225	91,886	6,902	137,930

Tricia L. Fulton	—	—	1,789	37,259

Richard J. Dobbyn	—	—	6,021	122,357

Peter G. Robson	—	—	3,251	65,118

Pension Benefits

The Company does not maintain a pension plan for any of its U.S.-based executive officers, other than the Sun Hydraulics Corporation 401(k) and ESOP Retirement Plan. Our sole executive officer who resides outside of the U.S., Peter Robson, maintains his own individual retirement plan under the laws of the United Kingdom. We contribute to such plan each year an amount equal to 10% of Mr. Robson’s base salary, pursuant to the terms of Mr. Robson’s employment agreement.

Nonqualified Deferred Compensation

The Company does not maintain a nonqualified deferred compensation program.

Potential Payments Upon Termination or Change of Control

The Company has not entered into agreements with any of its executive officers, other than Peter Robson, relating to payments in connection with the termination of their employment, a change in control of the Company or a change in the officer’s responsibilities. Pursuant to the terms of Mr. Robson’s employment agreement, the Company is required to provide Mr. Robson with six months’ prior written notice of his termination of employment. In the event that the Company were to give Mr. Robson less than six months’ prior written notice, it would likely be required to pay him his base salary for six months after such notice is delivered to him.

Employment Agreement with Peter Robson

The Company entered into an employment agreement with Peter Robson on April 22, 1981, in connection with his initial employment with the Company. The agreement set Mr. Robson’s initial salary, which has been adjusted thereafter from time to time by the Company at its discretion. Pursuant to the terms of the agreement, the Company provides Mr. Robson with family health insurance and a retirement supplement equal to 10% of Mr. Robson’s base salary. The agreement provides that it may be terminated by either party upon six months’ prior written notice to the other.

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. Through the September 2006 Board meeting, Directors who are not officers of the Company were paid $4,000 for attendance at each meeting of the Board of Directors, as well as each meeting of each Board Committee on which they serve when the committee meeting is not held within one day of a meeting of the Board of Directors. In 2004, the Board of Directors adopted and the shareholders approved the Nonemployee Director Equity and Deferred Compensation Plan (the “Plan”) pursuant to which $1,500 of the $4,000 Director fee is paid in shares of Company stock under the Plan. Directors also may elect under the Plan to receive all or part of the remainder of their fees in Company stock and to defer receipt of their fees.

The objective of the Nonemployee Director Equity and Deferred Compensation Plan (the “Plan”) is to provide deferred benefits to nonemployee Directors, increase the Director’s beneficial ownership in the Company and more closely align the Director’s interests in the long-term growth and profitability of the Company with that of the shareholders.

Pursuant to the Plan, a deferred stock account is established for each nonemployee Director and credited with a number of share units on the date of each Board meeting. The value of the share units so credited is equivalent to the fair market value of the Company’s stock on the NASDAQ Global Market on the date of grant, for the dollar amount of Directors fees payable in stock that the individual Director elects to be deferred, and such additional amount of Director fees payable in cash that the individual Director elects to be paid in stock and deferred. Share units are equivalent to shares of the Company’s Common Stock, except that share units have no voting rights and receive dividend equivalents rather than dividends.

Each Director receives dividend equivalents on the share units contained in his or her deferral account, which are equal in value to dividends paid on the Company’s Common Stock. The dividend equivalents granted are then reinvested in the nonemployee Director’s stock deferral account in the form of additional share units. Upon retirement or termination of services as a Director, each nonemployee director receives a share of Common Stock for each share unit awarded. Such shares are received either in a lump sum or over a period not to exceed 10 years, as elected in advance by each Director.

In June 2006, the Compensation Committee began deliberations regarding an increase in director compensation. At the September 2006 meeting of the Committee, survey data from the National Association of Corporate Directors, Mercer Human Resource Consulting, Pearl Meyer & Partners, and Towers Perrin HR Services was reviewed, along with publicly available information from selected companies and other surveys. The data confirmed that the Company’s director compensation is well below the mid-point of companies considered in the surveys. Given the Company’s culture and management style, it was agreed that director compensation did not need to fall within any particular percentile of comparable companies. However, it was agreed that, to attract new directors, compensation needed to be adequate and reasonable. An increase in fees of $1,000 per meeting would result in director compensation at a level of approximately 1/3 of that of public companies with revenues of between $50-200 million, as reflected in the materials reviewed by the Committee. Nevertheless, given the current level of fees it was agreed that a greater increase at the time would send the wrong signal. However, to bring compensation more within the mainstream, the Committee agreed to review the issue again next year and that an additional increase could be considered at that time. The Committee agreed that compensation divided approximately equally between stock and cash, as reflected in surveys of comparable companies, would be desirable for Sun. Accordingly, the Committee recommended to the Board a $1,000 increase in meeting fees for nonemployee directors, payable entirely in stock. At its September 2006 meeting, the Board approved the recommendation so that, beginning with the December 2006 meeting, Directors who are not officers of the Company are paid at the rate of $5,000 for attendance at each meeting of the Board, as well as each meeting of each Board committee on which they serve when the committee meeting is not held within one day of a meeting of the Board. The payment of the increase in fees in Company stock is subject to shareholder approval at the Meeting. If shareholder approval is not obtained, the increase in fees will be paid in cash. See “Proposal 2 – Approval of the Amendment to the Company’s Amended and Restated 2004 Nonemployee Director Equity and Deferred Compensation Plan.”

Directors also are reimbursed for their expenses incurred in connection with their attendance at such meetings. Directors who are employees of the Company receive no compensation for their service as Directors.

DIRECTOR COMPENSATION IN 2006

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)		Total ($)

Marc Bertoneche (4)	10,000	9,689	1,089		20,778

John S. Kahler (5)	10,000	7,990	411		18,401

Christine L. Koski	10,000	7,000	—		17,000

Robert E. Koski	—	—	33,600	(6)	33,600

Ferdinand E. Megerlin (7)	10,000	8,330	546		18,876

Hirokatsu Sakamoto	10,000	7,000	—		17,000

David N. Wormley (8)	10,000	7,000	—		17,000

(1)

Represents the total amount of the director’s fee payable in cash, including the portion that a Director elected to take in Company common stock. Under the Amended and Restated 2004 Nonemployee Director Equity and Deferred Compensation Plan, each Director may elect to take stock in lieu of all or a portion of the cash portion of the director’s fee.

(2)

Represents the compensation for 2006 computed in accordance with FAS 123R of the portion of the director’s fee required to be paid in Company common stock and also the portion of the director’s fee payable in cash which the Director elected to take in stock under the Amended and Restated 2004 Nonemployee Director Equity and Deferred Compensation Plan.

(3)	Amounts represent the value of dividends received on the outstanding deferred stock units during 2006. Dividends are also deferred in the form of stock units and will be payable in shares of stock.

(4)

Marc Bertoneche has elected to receive and defer cash fees in the form of stock units. Mr. Bertoneche has also elected to defer stock awards in the form of stock units. The stock awards represent the compensation for 2006 in accordance with FAS 123R. All deferred stock units will be paid in shares upon Mr. Bertoneche ceasing to be a Director of the Company. The total grant date fair value of deferred stock units issued during 2006 was $17,000. At December 30, 2006, Mr. Bertoneche had 3,094 deferred stock units.

(5)

John S. Kahler has elected to defer stock awards in the form of stock units. The stock awards represent the compensation for 2006 in accordance with FAS 123R. All deferred stock units will be paid in shares upon Mr. Kahler ceasing to be a Director of the Company. The total grant date fair value of deferred stock units issued during 2006 was $7,000. At December 30, 2006, Mr. Kahler had 1,189 units.

(6)	Amount represents compensation of $30,000 received for services performed as an employee of the Company and $3,600 in Company contributions to Mr. Koski’s 401(K).
(7)

Ferdinand E. Megerlin has elected to receive and defer $2,000 of his cash fees in the form of stock units. Mr. Megerlin has also elected to defer all of his stock awards in the form of stock units. The stock awards represent the compensation for 2006 in accordance with FAS 123R. All deferred stock units will be paid in shares upon Mr. Megerlin ceasing to be a Director of the Company. The total grant date fair value of deferred stock units issued during 2006 was $9,000. At December 30, 2006, Mr. Megerlin had 1,570 units.

(8)	David N. Wormley has elected to receive $2,000 of his cash fees in the form of Company common stock. The common stock was issued during 2006 in accordance with attendance at Board meetings.

Equity Compensation Plan Information

The following table summarizes the Company’s equity compensation plan information as of December 30, 2006. Information is included for both equity compensation plans approved by the Company’s shareholders and equity compensation plans not approved by the shareholders.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by shareholders	81,299	$6.70	1,139,504
Equity compensation plans not approved by shareholders	—	—	450
Total	81,299	$6.70	1,139,954

Equity compensation plans approved by shareholders include the 1996 Stock Option Plan, the 2001 Restricted Stock Plan, the Employee Stock Purchase Plan, and the 2004 Nonemployee Director Equity and Deferred Compensation Plan. In September 2006, the Company adopted the 2006 Stock Option Plan due to the expiration of the Company’s 1996 Stock Option Plan in 2006. No awards have been granted under the 2006 Plan, and any awards granted prior to the 2007 Annual Meeting will be conditioned upon stockholder approval of the 2006 Plan at such meeting. All shares to be issued upon exercise in column (a) and the weighted average exercise price in column (b) represent shares issued under the 1996 Stock Option Plan. The number of securities available for future issuance in column (c) were: zero shares under the 1996 Stock Option Plan, 500,000 shares under the 2006 Stock Option Plan, 401,152 shares under the Employee Stock Purchase Plan, 128,040 shares under the 2001 Restricted Stock Plan, and 110,312 shares under the 2004 Nonemployee Director Equity and Deferred Compensation Plan.

The only equity compensation plan not approved by shareholders was the 1999 Stock Award Plan. 4,500 shares were authorized for grant under the 1999 Stock Award Plan, which was approved by the Board of Directors on May 21, 1999. The general purpose of the Plan is to recognize and acknowledge extraordinary contributions of employees through the grant of shares of common stock, thereby providing them with a more direct stake in the future welfare of the Company and encouraging them to continue to demonstrate leadership and commitment to the Company. Subject to supervision by the Board and the provisions of the Plan, the Company’s president has the authority to determine the employees to whom awards shall be granted and the number of shares of common stock to be the subject of each award. As of December 30, 2006, there were 450 shares remaining for future grants, and there were no outstanding options, warrants, or rights associated with this plan.

PROPOSAL 2

APPROVAL OF THE COMPANY’S

AMENDED AND RESTATED 2004 NONEMPLOYEE DIRECTOR

EQUITY AND DEFERRED COMPENSATION PLAN

On September 9, 2006, the Company’s Board of Directors approved a $1,000 increase in the fees paid to nonemployee Directors for attendance at each board meeting and each meeting of each committee of the Board on which he or she serves when the committee meeting is not held within one day of a meeting of the Board, which increase took effect on October 1, 2006.

Previously, each nonemployee Director was paid a fee of $4,000 for attendance at each Board meeting, as well as each board committee meeting, $1,500 of which was paid in shares of the Company’s common stock pursuant to the Sun Hydraulics Corporation 2004 Nonemployee Director Equity and Deferred Compensation Plan (the “Nonemployee Directors Plan”). The Board approved an increase in the total amount paid for each such meeting to $5,000, and also amended the Nonemployee Director Plan to make $2,500 of the $5,000 fee payable in shares of the Company’s common stock. The Nonemployee Directors Plan, as amended to increase the fee payable in Company stock, is subject to approval by a majority of the shares represented, in person or by proxy, at the Meeting. If shareholder approval is not obtained at the Meeting, the additional $1,000 will be paid in cash instead of shares, and the 2004 Nonemployee Directors Plan will continue as currently in effect and will not be amended as described above.

Under the Nonemployee Directors Plan, Directors also may elect to receive all or part of the remainder of their fees in shares of the Company’s common stock and to defer receipt of their fees until a subsequent year. Set forth below is a summary of the terms of the Amended and Restated 2004 Nonemployee Directors Plan, as proposed to be amended, a copy of which is attached to this Proxy Statement as Appendix A.

THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE PROVISIONS OF THE AMENDED AND RESTATED 2004 NONEMPLOYEE DIRECTOR EQUITY AND DEFERRED COMPENSATION PLAN. IN CASE OF ANY CONFLICT BETWEEN THIS SUMMARY AND THE ACTUAL TEXT OF THE PLAN, WHICH IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT, THE TERMS OF THE PLAN CONTROL.

Purpose.    The purpose of the Amended and Restated 2004 Nonemployee Directors Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in increased ownership of common stock of the Company by members of the Board of the Company who are not employees of the Company or any of its subsidiaries. The Amended and Restated 2004 Nonemployee Directors Plan provides for the payment of a portion of each nonemployee Director’s fees, or upon his or her election all of the Director fees, in shares of the common stock of the Company. The Amended and Restated 2004 Nonemployee Directors Plan also permits nonemployee Directors to elect to defer receipt of the Director fees.

Shares Subject to Nonemployee Directors Plan.    Subject to adjustment as provided in the Amended and Restated 2004 Nonemployee Directors Plan, a total of 120,000 shares of common stock may be issued under the Amended and Restated 2004 Nonemployee Directors Plan. To date, 10,644 shares have been issued under the Amended and Restated 2004 Nonemployee Directors Plan.

Automatic Share Compensation.    As compensation for attendance at each Board meeting and each meeting of each committee of the Board on which he or she serves when the committee meeting is not held within one day of a meeting of the Board, each nonemployee Director shall be paid shares of the Company’s company stock with a fair market value of $2,500.00 in the aggregate provided Proposal 2 is approved at the Meeting. The fair market value is determined by calculating the average of the high and low selling prices of a share of common stock as reported through the Nasdaq Stock Market on the date of the meeting. The nonemployee Director must hold the shares issued under the Amended and Restated 2004 Nonemployee Directors Plan for a period of six months and one day from the date of the meeting with respect to which such shares were issued. The Company will pay any fees and commissions incurred in connection with the payment of share compensation to a nonemployee Director.

Voluntary Share Compensation.    For any calendar year, a nonemployee Director may elect to have up to 100% of the cash portion of his or her Director fees payable during such calendar year paid in the form of the Company’s common stock. Promptly following each payment date for which an election is effective, the Company will issue to each nonemployee Director that number of shares of common stock equal to the amount of cash he or she would have otherwise received. The number of shares will be calculated based upon the fair market value of the common stock as determined by averaging the high and low selling prices of a share of common stock as reported through the Nasdaq Stock Market on the payment date. Except with respect to the year in which a new nonemployee Director is elected, such election shall become effective with respect to all Director fees payable on dates occurring more than six months after the delivery of the election to the Amended and Restated 2004 Nonemployee Directors Plan administrator until subsequently modified by the nonemployee Director upon not less than six months advance notice to the administrator.

Deferral of Director Fees.    With respect to each calendar year, a nonemployee Director may elect to defer receipt of a percentage of his or her Director fees (cash and/or stock) by filing a participation agreement with the Amended and Restated 2004 Nonemployee Directors Plan administrator prior to the beginning of each calendar year. A nonemployee Director may change the percentage of deferred fees (or reduce such percentage to zero) by filing a subsequent agreement with the Amended and Restated 2004 Nonemployee Directors Plan administrator. Any such change will be effective as of the first day of the following calendar year.

Nonemployee Directors’ Deferred Accounts.    The portion of a nonemployee Director’s fees that are deferred will be credited to a special account established by the Company for that nonemployee Director as of the date for which the Director fee is payable. With respect to the stock portion of the deferral, the deferred account will be credited with common stock units representing a bookkeeping entry for the equivalent of the number of shares of common stock which are being deferred. If the Company declares a cash dividend, on the record date set for the determination of stockholders entitled to receive such dividend, each deferred account will be credited with additional common stock units equal in value to the amount of such cash dividend.

Vesting of Accounts.    Each nonemployee Director will at all times have a nonforfeitable interest in his or her deferred account. However, the Company’s obligation to pay benefits under the Nonemployee Directors Plan represents an unfunded, unsecured obligation of the Company and no nonemployee Director will have any secured interest or claim in any assets or property of the Company.

Distribution of Deferred Account Balance.    A nonemployee Director or, in the event of death, his or her beneficiary, will be entitled to distribution of all or part of the deferred account balance as soon as practicable after the fiscal quarter following the date of termination of service as a Director or an earlier date selected by a nonemployee Director in accordance with the Amended and Restated 2004 Nonemployee Directors Plan. Distribution of common stock units will be made by payment in shares of the Company’s common stock in the proportion of one share for one stock unit.

Administration.    The Amended and Restated 2004 Nonemployee Directors Plan will be administered by the Board, which will have such powers as may be necessary to discharge its duties under the Nonemployee Directors Plan. No member of the Board will act in respect of his or her own participation in the Amended and Restated 2004 Nonemployee Directors Plan. All decisions and determinations by the Board will be final and binding on all parties and will be made by majority vote.

Withholding Taxes.    To the extent that the Company is required to withhold federal, state or local taxes in connection with any component of a nonemployee Director’s compensation in cash or shares, and the amounts available to Company for such withholding are insufficient, it will be a condition of receipt of any shares that the nonemployee Director make arrangements satisfactory to the Company for the payment of the balance of such taxes required to be withheld, including relinquishment of the shares.

Amendment and Termination.    The Board may alter or amend the Amended and Restated 2004 Nonemployee Directors Plan from time to time or may terminate it in its entirety, subject to any necessary consents of a nonemployee Director with respect to rights in any shares issued or to be issued to him or her or amounts in a deferred account. Any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange or securities listing service upon which the shares are traded or quoted will not be effective unless and until such approval is obtained.

The Board of Directors has unanimously approved the amendment to the Sun Hydraulics Corporation Amended and Restated 2004 Nonemployee Director Equity and Deferred Compensation Plan and recommends that you vote “FOR” approval of the Plan, as amended.

PROPOSAL 3

APPROVAL OF THE COMPANY’S 2006 STOCK OPTION PLAN

At its meeting on September 9, 2006, the Board of Directors approved and adopted the Sun Hydraulics Corporation 2006 Stock Option Plan (the “2006 Plan”), subject to approval by a majority of the shares represented, in person or by proxy, at the Meeting. The Board adopted the 2006 Plan due to the expiration of the Company’s 1996 Stock Option Plan in 2006. No awards have been made under the 2006 Plan. If shareholder approval is not obtained at the Meeting, the Plan will automatically terminate. Set forth below is a summary of the terms of the 2006 Plan, a copy of which is attached to this Proxy Statement as Appendix B.

THE FOLLOWING SUMMARY DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE PROVISIONS OF THE 2006 STOCK OPTION PLAN. IN CASE OF ANY CONFLICT BETWEEN THIS SUMMARY AND THE ACTUAL TEXT OF THE PLAN, WHICH

IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT, THE TERMS OF THE PLAN CONTROL.

Purpose.    The 2006 Plan authorizes the Company’s compensation committee to grant options to purchase shares of the Company’s common stock to Directors and employees of the Company and its subsidiaries. The purposes of the 2006 Plan are to enable the company to attract and retain qualified persons to serve as Directors and employees and to align the interests of such persons with the interests of shareholders by giving them a personal interest in the value of the Company’s common stock.

Shares Subject to the 2006 Plan; Term.    The Company may issue up to 500,000 shares of common stock to participants in the 2006 Plan. No person may receive in any year options to purchase more than 150,000 shares of common stock. The 2006 Plan has a term of ten years.

Incentive Stock Options and Nonstatutory Options.    Options granted to eligible employees under the 2006 Plan may be options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or options that are not intended to so qualify, referred to as “nonstatutory options”. Options granted to members of the Board of Directors will be nonstatutory options.

Exercise Price; Exercise of the Option.    If the option is designated as an incentive stock option, the purchase price of the common stock that is the subject of such option may be not less than the fair market value of the common stock on the date the option is granted. Additionally, no incentive stock option may be granted to any employee, who, at the time of such grant, owns more than 10% of the stock of the Company or of any subsidiary, unless at the time such option is granted the exercise price is at least 110% of the fair market value of the common stock and the term of the option is for five years or less. If the option is a nonstatutory option, the purchase price may be equal to or less than the fair market value of the common stock on the date the option is granted, as the compensation committee shall determine.

No options may be exercised more than 10 years from the date of grant. Each employee’s or Director’s stock option agreement may specify the period of continuous service with the Company that is necessary before the option will become exercisable. Except in the case of an employee who is permanently and totally disabled, if the option is an incentive stock option, it will be exercisable only if the recipient is an employee of either the Company or a subsidiary corporation at all times during the period beginning on the date of the grant of the option and ending on a date which is no later than three months before the date of such exercise, all as specified in the employee’s or Director’s stock option agreement. Successive grants may be made to the same recipient regardless of whether options previously granted to him or her remain unexercised.

Subject to any further restrictions contained in the written stock option agreement between the participant and the Company, in the event that a participant who is an employee shall cease to be employed by the company, whether voluntarily or involuntarily, or, in the event that a participant who is a director but not an employee shall cease to serve as a director, for any reason other than the participant’s death or permanent or total disability, all of the participant’s rights to further exercise of his or her options will expire at the time specified by the committee in his or her stock option agreement, or, for those options intended to be incentive stock options, as of a date no later than three (3) months from the date the employment of the participant is terminated; provided, however, that no option shall be exercisable after the expiration of ten years from the date such option is granted.

In the event of the death of a participant while employed by (or serving as a Director of) the Company, his or her option may be exercised (to the extent that the participant was entitled to do so at the date of his or her death) by his or her personal representative or by any person or persons who shall have acquired the option directly from the participant by will or by the laws of descent and distribution at any time within 12 months after the date of his or her death; provided, however, that no option shall be exercisable after the expiration of ten years from the date such option is granted.

In the event of the disability of a participant while employed by (or serving as a Director of) the Company, his or her option may be exercised (to the extent that the participant was entitled to do so at the date of disability) by the participant at any time within one year after the date of his or her disability; provided, however, that no option shall be exercisable after the expiration of ten years from the date such option is granted.

The exercise price is payable (i) in cash at time of exercise, (ii) by the delivery at time of exercise of shares of Company common stock having a fair market value (as determined by the committee) equal to the purchase price, (iii) with the approval of the committee, in cash at the time of exercise to the extent of the par value of such shares of common stock with the balance of the purchase price paid pursuant to a promissory note on terms satisfactory to the committee delivered at time of exercise (provided that no executive officer or director of the company may deliver a note in payment of any portion of the purchase price), or (iv) in such other manner as the committee shall approve. Alternatively, the committee may permit the participant to exercise his or her option by delivery of (i) an irrevocable notice of exercise, accompanied by payment in full of the purchase price by the participant’s stockbroker, and (ii) an irrevocable instruction to the Company to deliver the shares of common stock issuable upon exercise of the option promptly to the participant’s stockbroker for the participant’s account, both signed by the participant.

Transferability.    No option granted under the 2006 Plan is transferable by a participant except by will or the laws of descent and distribution. Options may not be exercised during a participant’s lifetime except by the participant or, in the event of the participant’s incapacity, by the participant’s guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law and court supervision.

Federal Income Tax Considerations

Incentive Stock Options.    Under current federal tax law, the holder of an option that qualifies as an incentive stock option under Section 422 of the Code generally does not recognize income for federal income tax purposes at the time of the grant or exercise of an incentive stock option (but the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax). The optionee generally will be entitled to long-term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option if the shares have been held for more than two years from the date of grant of the option and for more than one year after exercise, and the Company will not be entitled to any deduction for federal income tax purposes. If the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), the gain realized on disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise (or, if less, the amount realized on disposition of the underlying stock) exceeds the applicable exercise price and a corresponding deduction will be allowed to the Company.

Nonqualified Stock Options.    Under current federal tax law, an optionee does not recognize income for federal income tax purposes upon the grant of a nonqualified stock option but must recognize ordinary income upon exercise to the extent of the excess of the fair market value of the underlying shares on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. A subsequent disposition of the shares acquired pursuant to the exercise of a nonqualified option typically will give rise to capital gain or loss to the extent the amount realized for the sale differs from the fair market value of the shares on the date of exercise. This capital gain or loss will be long-term gain or loss if the shares sold had been held for more than one year after the date of exercise.

Withholding Taxes.    The Company has the right to require participants exercising nonstatutory options to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of common stock acquired under the options. If an optionee sells, transfers, assigns or otherwise disposes of shares of common stock acquired upon the exercise of an incentive stock option within two years after the date on which the option was granted or within one year after the receipt of the shares of common stock by the optionee, the optionee is required to promptly notify the company of such disposition and the Company has the right to require the optionee to remit to the company the amount necessary to satisfy any federal, state and local tax withholding requirements imposed on the company by reason of such disposition.

Administration.    The compensation committee appointed by the Company’s Board of Directors has authority to supervise, administer and interpret the Plan including, but not limited to, the authority to (i) determine the employees and Directors to whom options shall be granted, (ii) determine the number of shares of common stock to be the subject of each option, (iii) determine whether each option granted to an employee shall be designated as an incentive stock option or not, (iv) determine the periods during which options may be exercised and to accelerate the exercisability of outstanding options, as it may deem appropriate; (v) determine the term of each option, (vi) determine in good faith the fair market value of the common stock in accordance with reasonable valuation methods, (vii) determine in what manner the purchase price of the common stock shall be paid; (viii) to modify, cancel, or replace any prior options and to amend the relevant stock option agreements with the consent of the affected optionees, including amending such agreements to amend vesting schedules, extend exercise periods or increase or decrease the option price for options, as it may deem to be necessary, and (ix) make, amend and rescind rules and regulations relating to the Plan. The determination of the committee shall be made in accordance with its judgment as to the best interests of the Company and its shareholders and in accordance with the purposes of the Plan. The committee’s determination in all cases arising under the Plan shall be final, conclusive and binding unless otherwise determined by the Board of Directors.

Amendment and Termination    The 2006 Plan may be amended from time to time by the Board of Directors in such respects as it deems advisable. Further approval by the shareholders of the Company will be required for any amendment that would (i) increase the aggregate number of shares of common stock that may be issued under the 2006 Plan, (ii) materially change the classes of persons eligible to participate in the 2006 Plan, or (iii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the 2006 Plan. No amendment may change the 2006 Plan so as to cause any option intended to be an incentive stock option to fail to meet the Internal Revenue Code requirements for an incentive stock option. No amendment may change any rights an option holder may have under any outstanding option without the written consent of the holder of the option. The Board may at any time terminate or discontinue the 2006 Plan.

The Board of Directors has unanimously approved the Sun Hydraulics Corporation 2006 Stock Option Plan and recommends that you vote “FOR” approval of the 2006 Stock Option Plan.

OTHER BUSINESS

Management of the Company does not know of any other business that may be presented at the Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR THE 2008 PROXY STATEMENT

AND PRESENTATION AT THE 2008 ANNUAL MEETING

Under SEC Rule 14a-8, in order for a shareholder proposal to be included in the Company’s Proxy Statement for the 2008 Annual Meeting, and under the Company’s Bylaws, for a matter to be considered at such meeting (other than the election of Directors), the shareholder proposal, together with certain other information specified in the Bylaws, must be submitted no later than January 5, 2008. Accordingly, notice to the Company of a shareholder proposal submitted after January 5, 2008, will be considered untimely, and the matter will not be considered at the 2008 Annual Meeting.

Shareholder proposals should be submitted in writing to Gregory C. Yadley, Secretary, at 1500 West University Parkway, Sarasota, Florida 34243. A copy of the Company’s Bylaws will be provided upon request in writing to the Secretary.

By Order of the Board of Directors,

GREGORY C. YADLEY
Secretary

Dated: May 9, 2007

APPENDIX A

SUN HYDRAULICS CORPORATION

AMENDED AND RESTATED 2004 NONEMPLOYEE DIRECTOR EQUITY

AND DEFERRED COMPENSATION PLAN

ARTICLE I. DEFINITIONS

1.1        DEFINITIONS. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

(a)        “Accounting Date”: The last day of each fiscal year and the last day of any fiscal quarter.

(b)        “Accounting Period”: The period beginning on the day immediately following an Accounting Date and ending on the next following Accounting Date.

(c)        “Administrator”: The Board.

(d)        “Beneficiary”: The person or persons (natural or otherwise) designated pursuant to Section 7.6.

(e)        “Board”: The Board of Directors of the Company.

(f)        “Code”: The Internal Revenue Code of 1986, as amended.

(g)        “Common Stock”: The Company’s Common Stock, par value $.001 per share.

(h)        “Common Stock Unit”: A bookkeeping entry that records the equivalent of one Share pursuant to Section 5.2.

(i)        “Company”: Sun Hydraulics Corporation or any successor or successors thereto.

(j)        “Deferral Commitment”: An agreement made by a Nonemployee Director in a Participation Agreement to have a specified portion of his or her Share Compensation and/or Fees deferred under the Plan for a specified period in the future.

(k)        “Deferral Period”: The Plan Year for which a Director has elected to defer a portion of his or her Share Compensation and/or Fees.

(l)        “Deferred Account”: The account maintained for each Nonemployee Director who elects to defer Share Compensation and/or Fees under Article V.

(m)        “Deferred Account Balance”: The balance of a Nonemployee Director’s Deferred Account as specified in Section 5.3.

(n)        “Fair Market Value”: With respect to a share of Common Stock, the average of the high and low selling prices of a share of Common Stock as reported through the Nasdaq Stock Market (or any other exchange or over-the-counter market if sales of the Common Stock are no longer reported through the Nasdaq Stock Market) for a particular date, or if there was no sale of Common Stock so reported for such day, on the most recently preceding day on which there was such a sale.

(o)        “Fees”: The portion of the compensation payable to Nonemployee Directors in cash for service as a director of the Company (including compensation for attendance at meetings of the Board and Board committees).

(p)        “Nonemployee Director”: An individual duly elected or chosen as a Director of the Company who is not also an employee of the Company or its subsidiaries.

(q)        “Participation Agreement”: The agreement submitted by a Nonemployee Director to the Administrator in which a Nonemployee Director may specify a Voluntary Amount, or may elect to defer receipt of a portion of his or her Share Compensation and/or Fees for a specified period in the future.

(r)        “Payment Date”: The date on which Director Fees are payable as such dates are established by the Board from time to time. Initially, Director Fees shall be payable at the conclusion of each Board and Board committee meeting.

(s)        “Plan”: The Plan set forth in this instrument as it may, from time time, be amended.

(t)        “Plan Year”: The 12-month period beginning January 1 through December 31.

(u)        “Rule 16b-3”: Rule 16b-3 promulgated under the Securities Exchange of 1934 (or any successor rule to the same effect), as in effect from to time.

(v)        “Settlement Date”: The date on which a Nonemployee Director terminates his or her service as a Director of the Company. Settlement Date shall also include with respect to any Deferral Period the date prior to the date of termination as a Director selected by a Nonemployee Director in a Participation Agreement for distribution of all or a portion of the Share Compensation and/or Fees deferred during such Deferral Period as provided in Section 7.3.

(w)        “Share Compensation”: Shares payable to a Nonemployee Director for attendance at a Board or committee meeting pursuant to Section 3.1.

(x)        “Shares”: Fully paid, non-assessable shares of Common Stock. Shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(y)        “Trust”: The meaning set forth in Section 6.2.

(z)        “Voluntary Amount”: The meaning set forth in Section 3.2(a).

ARTICLE II. PURPOSE

2.1        PURPOSE. The purpose of this Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in increased ownership of Common Stock of the Company by members of the Board of Directors of the Company who are not employees of the Company or any of its Subsidiaries, by providing for the payment of a portion of each Nonemployee Director’s Fees in shares of Common Stock or Common Stock Units, and permitting each Nonemployee Director to receive some or all of the remainder of his or her Fees in shares of Common Stock or Common Stock Units. It is expected that such ownership will further align the interests of such Nonemployee Directors with the shareholders of the Company, thereby promoting the long-term profits and growth of the Company, and will encourage such Nonemployee Directors to remain directors of the Company and provide them an opportunity to defer the receipt of some or all of such Fees. It is also expected that the Plan will encourage qualified persons to become directors of the Company.

ARTICLE III. AUTOMATIC AND VOLUNTARY SHARE COMPENSATION AMOUNTS

3.1        AUTOMATIC AMOUNT.

(a)        As compensation for the attendance of each Nonemployee Director at each meeting of the Board, and each meeting of each committee of the Board on which such Nonemployee Director serves when the committee meeting is not held within one day of a meeting of the Board, each Nonemployee Director shall be paid Shares with a Fair Market Value of Two Thousand Five Hundred Dollars ($2,500.00).

(b)        ISSUANCE OF SHARES. Promptly following each Board or committee meeting for which Share Compensation is payable pursuant to Section 3.1(a), the Company shall issue to each Nonemployee Director a number of whole Shares equal to Two Thousand Five Hundred Dollars ($2,500.00) divided by the Fair Market Value on the date of the meeting. To the extent that the application of the foregoing would result in the issuance of a fractional Share, no fractional Share shall be issued, but instead, the Company shall maintain a separate noninterest bearing account for such Nonemployee Director, which account shall be credited with the Fair Market Value of such fractional Share as of such meeting date, and which amount shall be combined with similar amounts so credited to such account with respect to fractional Shares otherwise issuable with respect to the Share Compensation subsequently payable to such Nonemployee Director. When whole Shares are issued by the Company to the Nonemployee Director under this Section 3.1(b) or Section 3.2(b) below and the amount then in such account is in excess of the Fair Market Value of the Shares then being issued, the Company shall issue an additional Share to such Nonemployee Director and debit such account by such Fair Market Value. The Nonemployee Director shall hold the Shares issued by the Company under this Plan for a period of six months and one day from the date of the meeting with respect to which such Shares were issued unless the issuance of such Shares is exempt under Rule 16b-3. The Company shall pay any and all fees and commissions incurred in connection with the payment of Share Compensation to a Nonemployee Director.

3.2        VOLUNTARY AMOUNT.

(a)        ELECTION. For any Plan Year, a Nonemployee Director may elect to have up to 100% of his or her Fees payable during such Plan Year (the amount so elected referred to as a “Voluntary Amount”) paid by the Company in the form of Shares and in lieu of cash payment of such Voluntary Amount. For any Plan Year other than the Plan Year in which this Plan is adopted, and with respect to each Nonemployee Director elected to the Board thereafter, for any Plan Year other than the Plan Year in which such Nonemployee Director is elected, such election shall be made by the execution and delivery to the Administrator of a Participation Agreement, which shall become effective with respect to all Fees payable on Payment Dates occurring more than six months after the delivery of the Participation Agreement to the Administrator, including Fees payable in all subsequent Plan Years unless such Participation Agreement shall be subsequently modified by the Nonemployee Director upon not less than six months advance notice to the Administrator. Any modification shall be made through the execution and delivery of a subsequent Participation Agreement, which shall become effective six months after the delivery of the new Participation Agreement to the Administrator.

(b)        INITIAL YEAR OF PARTICIPATION. In the event that during the Plan Year in which this Plan is first adopted, a Nonemployee Director desires to elect to have up to 100% of his or her Fees payable during such Plan Year (the amount so elected referred to as a “Voluntary Amount”) paid by the Company in the form of Shares in lieu of the cash payment of such Voluntary Amount, or in the event that an individual first becomes a Nonemployee Director during a Plan Year and desires to make such an election, a Participation Agreement must be submitted to the Administrator no later than 30 days following the date on which this Plan becomes effective, or no later than 30 days following the date on which such individual becomes a Nonemployee Director, respectively. Any such election made in such Participation Agreement shall be effective only with regard to Fees earned following the date the Participation Agreement is submitted to the Administrator. If a Nonemployee Director does not submit a Participation Agreement within such period of time, such Nonemployee Director will not be eligible to elect a Voluntary Amount except in accordance with Section 3.2(a).

(c)        ISSUANCE OF SHARES.    Promptly following each Payment Date for which a Voluntary Amount has been elected and is effective, the Company shall issue to each Nonemployee Director a number of whole Shares equal to the Voluntary Amount divided by the Fair Market Value of a Share on the Payment Date. To the extent that the application of the foregoing would result in the issuance of a fractional Share, no fractional Share shall be issued, but instead, the Company shall maintain a separate noninterest bearing account for such Nonemployee Director (which shall be the same account, if any, as may be set up under Section 3.1(b) above), which account shall be credited with the Fair Market Value of such fractional Share as of such Payment Date, and which amount shall be combined with similar amounts so credited to such account with respect to fractional Shares otherwise issuable in the future with respect to the Nonemployee Director’s Voluntary Amount. When whole Shares are issued by the Company to the Nonemployee Director under this Section 3.2(b) or Section 3.1(b) above and the amount then in such account is in excess of the Fair Market Value of the Shares then being issued, the Company shall issue an additional Share to such Nonemployee Director and debit such account by such Fair Market Value. The Nonemployee Director shall hold the Shares issued by the Company under this Plan for a period of six months and one day from the date of the meeting with respect to which such Shares were issued. The Company shall pay any and all fees and commissions incurred in connection with the payment of Voluntary Amounts to a Nonemployee Director.

ARTICLE IV. DEFERRAL OF SHARE COMPENSATION AND/OR FEES

4.1        AMOUNT OF DEFERRAL.    With respect to each Plan Year, a Nonemployee Director may elect to defer a percentage of his or her Share Compensation and/or Fees by filing a Participation Agreement with the Administrator prior to the beginning of such Plan Year. A Nonemployee Director may change the percentage of his or her Share Compensation or Fees to be deferred (or reduce such percentage to zero) by filing a subsequent Participation Agreement with the Administrator. Any such change shall be effective as of the first day of the Plan Year following the Plan Year in which such Participation Agreement is filed with the Administrator. If the percentage of a Nonemployee Director’s Share Compensation sought to be deferred would result in a fractional Share being deferred, the deferred Share Compensation shall be rounded up to the nearest whole number of Shares.

4.2        INITIAL YEAR OF PARTICIPATION.    In the event that an individual first becomes a Nonemployee Director during a Plan Year and, if any Nonemployee Director during the Plan Year in which this Plan is first adopted, wishes to elect to defer the receipt of any Share Compensation or Fees earned and payable to the individual with respect to such Plan Year (a “Deferral Election”), a Participation Agreement must be submitted to the Administrator no later than 30 days following the date on which such individual becomes a Nonemployee Director, or no later than 30 days following the date on which this Plan becomes effective, respectively. Any Deferral Election made in such Participation Agreement shall be effective only with regard to Share Compensation and/or Fees earned following the date the Participation Agreement is submitted to the Administrator. If a Nonemployee Director does not submit a Participation Agreement within such period of time, such Nonemployee Director will not be eligible to elect to defer Share Compensation and Fees except in accordance with Section 4.1.

4.3        TERMINATION OF PARTICIPATION.  Participation in the Plan shall continue as long as the Nonemployee Director is eligible to receive benefits under the Plan.

4.4        MODIFICATION OF DEFERRAL COMMITMENTS.  Subject to Sections 7.3 and 7.6 below, a Deferral Commitment shall be irrevocable with respect to the Plan Year for which it is made, and for future Plan Years unless modified in accordance with Section 4.1.

4.5        WITHHOLDING TAXES.    Any withholding of taxes or other amounts with respect to any deferred Share Compensation or Fees which is required by state, federal or local law shall be withheld from the Nonemployee Director’s non-deferred Fees, or if none, then the Nonemployee Director’s Deferral Commitment shall be reduced by the amount of such withholding.

ARTICLE V. NONEMPLOYEE DIRECTORS’ DEFERRED ACCOUNTS

5.1        ESTABLISHMENT OF DEFERRED ACCOUNTS.    The Company, through its accounting records, shall establish a Deferred Account for each Nonemployee Director. In addition, the Company may establish one or more subaccounts of a Nonemployee Directors’ Deferred Account, if the Company determines that such subaccounts are necessary or appropriate in administering the Plan.

5.2        CREDITING OF DEFERRED SHARE COMPENSATION AND FEES.    The portion of a Nonemployee Director’s Share Compensation or Fees that are deferred pursuant to a Deferral Commitment shall be credited to the Nonemployee Director’s Deferred Account as of the date of the Board or Board committee meeting for which the Share Compensation is payable with respect to Share Compensation and as of the Payment Date of the corresponding non-deferred portion of his or her Fees with respect to the Voluntary Amount. With respect to the deferred portion of a Nonemployee Director’s Share Compensation, the Deferred Account shall be credited with a number of Common Stock Units equal to the number of whole Shares the payment of which is being deferred. With respect to the deferred portion of a Nonemployee Director’s Fees, the Deferred Account shall be credited with a number of Common Stock Units determined as described in Section 5.3(b) below. Any withholding of taxes or other amounts with respect to any deferred Share Compensation or Fees which is required by state, federal or local law shall be withheld from the Nonemployee Director’s non-deferred Fees, or if none, then the Nonemployee Director’s Deferral Commitment shall be reduced by the amount of such withholding.

5.3        DETERMINATION OF ACCOUNTS.

(a)        ACCOUNT BALANCE.    A Nonemployee Director’s Deferred Account Balance as of a particular date shall consist of (i) the dollar amount credited to each Nonemployee Director’s Deferred Account as of such date (less any portion of Deferred Fees converted in (b) below) plus (ii) the total number of Common Stock Units as of such date.

(b)        CONVERSION OF DEFERRED FEES TO COMMON STOCK UNITS.    A Nonemployee Director’s deferred Fees shall be converted to Common Stock Units calculated by dividing the credited amount by the Fair Market Value as of the Payment Date relating to such Fees (calculated to the nearest one-hundredth of a Common Stock Unit).

5.4        CREDITING OF DIVIDEND EQUIVALENTS.    On the record date set for the determination of shareholders entitled to receive any cash dividend declared by the Board, each Deferred Account shall be credited with additional Common Stock Units equal in value to the amount of cash payable by the Company with respect to such dividend on a number of Shares equivalent to the number of Common Stock Units in such Deferred Account on such record date. The number of additional Common

Stock Units shall be calculated by dividing the dollar value of such dividend by the Fair Market Value on such record date. Until a Nonemployee Director or his or her Beneficiary receives his or her entire Deferred Account, the unpaid balance thereof credited in Common Stock Units shall be credited with dividend equivalents as provided in this Section 5.4.

5.5        ADJUSTMENTS TO ACCOUNTS.

(a)        Each Nonemployee Director’s Deferred Account shall be debited immediately with the amount of any distributions under the Plan to or on behalf of the Nonemployee Director or, in the event of his or her death, his or her beneficiary.

(b)        Any debits shall first be applied to any credited Fees in a Nonemployee Director’s Deferred Account. Thereafter, a debit shall be equal to a corresponding number of Common Stock Units calculated by dividing the amount of such distribution by the Fair Market Value as of the date of the distribution.

5.6        STATEMENT OF ACCOUNTS.    As soon as practicable after the end of each Plan Year, a statement shall be furnished to each Nonemployee Director or, in the event of his or her death, to his or her Beneficiary showing the status of the Deferred Account Balance as of the end of the Plan Year, any changes in the Deferred Account Balance since the end of the immediately preceding Plan Year, and such other information as the Administrator shall determine.

5.7        VESTING OF ACCOUNTS. Subject to Section 6.1 below, each Nonemployee Director shall at all times have a nonforfeitable interest in his or her Deferred Account Balance.

ARTICLE VI. FINANCING OF BENEFITS

6.1        FINANCING OF BENEFITS.    Benefits payable under the Plan to a Nonemployee Director or, in the event of his or her death, to his or her Beneficiary, shall be paid by the Company from its general assets. The obligation to make payment of benefits under the Plan represents an unfunded, unsecured obligation of the Company. No person entitled to payment under the Plan shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be responsible for such payment.

6.2        SECURITY FOR BENEFITS.    Notwithstanding the provisions of Section 6.1, nothing in this Plan shall preclude the Company from setting aside amounts in trust (the “Trust”) pursuant to one or more trust agreements between a trustee and the Company. However, no Nonemployee Director or Beneficiary shall have any secured interest or claim in any assets or property of the Company or the Trust and all funds contained in the Trust shall remain subject to the claims of the Company’s general creditors.

ARTICLE VII. DISTRIBUTION OF DEFERRED SHARE COMPENSATION AND FEES

7.1        SETTLEMENT DATE.    A Nonemployee Director or, in the event of his or her death, his or her Beneficiary shall be entitled to distribution of all or part of his or her Deferred Account Balance, as provided in this Article VII, following his or her Settlement Date or Dates.

7.2        AMOUNT TO BE DISTRIBUTED.    The amount to which a Nonemployee Director or, in the event of his or her death, his or her Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Nonemployee Director’s adjusted Deferred Account Balance determined as of the Accounting Date coincident with or next following his or her Settlement Date or Dates.

7.3        IN-SERVICE DISTRIBUTION.    A Nonemployee Director may irrevocably elect to receive an in-service distribution of his or her deferred Share Compensation and Fees for a Plan Year by filing an election prior to the beginning of such Plan Year, calling for distribution of such deferred amounts to be made or to commence not earlier than the beginning of the third Plan Year following the Plan Year in which such Share Compensation and Fees otherwise would have been payable. A Nonemployee Director’s election of an in-service distribution shall be made in the Participation Agreement as provided in Section 4.1 above. The Nonemployee Director shall elect irrevocably to receive such Share Compensation and Fees as an in-service distribution. Any benefits paid to the Nonemployee Director as an in-service distribution shall reduce the Nonemployee Director’s Deferred Account Balance as specified in Section 5.4 above.

7.4        DISTRIBUTION DATE.    As soon as practicable after the end of the Accounting Period in which a Nonemployee Director’s Settlement Date occurs, but in no event later than thirty days following the end of such Accounting Period, the Company shall distribute or cause to be distributed to the Nonemployee Director the Nonemployee Director’s Deferred Account Balance. Notwithstanding the foregoing, if elected by the Nonemployee Director at least one year prior to the Settlement Date, the distribution of all or a portion of the Nonemployee Director’s Deferred Account may be made or commence at the beginning of the fifth Plan Year following his or her Settlement Date. In the event of a Nonemployee Director’s death, the balance of his or her Deferred Account shall be distributed to his or her Beneficiary in a lump sum.

7.5        FORM OF DISTRIBUTION.

(a)        Distribution of Common Stock Units with respect to any Deferral shall be made: (i) by payment in Shares in the proportion of one Share for one Stock Unit (any fractions shall be converted to and paid in cash); (ii) by payment in annual installments of Shares not to exceed ten installments in the proportion of one Share for one Common Stock Unit; or (iii) a combination of (i) and (ii) above, at the option of the Nonemployee Director.

(b)        The Nonemployee Director’s election of the time and method of distribution shall be made by written notice filed with the Administrator at least one year prior to the Nonemployee Director’s voluntary retirement as a Director. Any such election may changed by the Nonemployee Director at any time and from time to time without the consent of any other person by filing a later signed written election with Administrator; provided that any election made less than one year prior to the Nonemployee Director’s voluntary termination as a Director shall not be valid, and in such case payment shall be made in accordance with the Nonemployee Director’s prior election; and further provided that, effective on and after January 1, 2005, any such subsequent or modified election changing the time of distribution must specify a deferred distribution date at least five (5) years after the date on which the distribution would otherwise have been made.

(c)        The amount of any installment in (a) above shall be equal to the quotient obtained by dividing the Nonemployee Director’s Deferred Account Balance as of the date such installment payment by the number of installment payments remaining to be made to or in respect of such Nonemployee Director at the time of calculation.

(d)        If a Nonemployee Director fails to make an election in a timely manner as provided in this Section 7.5, distribution shall be made in Shares, with any fraction in cash, in a lump sum.

7.6        BENEFICIARY DESIGNATION.    As used in the Plan the term “Beneficiary” means:

(a)        The person last designated as Beneficiary by the Nonemployee Director in on a form prescribed by the Administrator;

(b)        If there is no designated Beneficiary or if the person so designated shall not survive the Nonemployee Director, such Nonemployee Director’s spouse; or

(c)        If no such designated Beneficiary and no such spouse is living upon the death of a Nonemployee Director, or if all such persons die prior to the distribution of the entire balance of the Nonemployee Director’s Deferred Account, then the legal representative of the last survivor of the Nonemployee Director and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor shall be the Beneficiaries to whom the remaining balance in the Nonemployee Director’s Deferred Account shall be distributed (in the proportions in which they would inherit his or her intestate personal property).

Any Beneficiary designation may be changed from time to time by the filing of a new form with the Administrator. No notice given under this Section 7.6 shall be effective unless and until the Administrator actually receives such notice.

7.7        FACILITY OF PAYMENT.    Whenever and as often as any Nonemployee Director or his or her Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply such payments to his or her own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him or her; (ii) to his or her legal guardian or conservator; or (iii) to his or her spouse or to any other person, to be expended for his or her benefit; and the decision of the Administrator shall in each case be final and binding upon all persons in interest.

ARTICLE VIII. ADMINISTRATION, AMENDMENT AND TERMINATION

8.1        ADMINISTRATION.    The Plan shall be administered by the Administrator. The Administrator shall have such powers as may be necessary to discharge its duties hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Company. Except as provided in Section 8.2 below, the Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act on behalf of the Administrator in respect of his or her own Voluntary Amount or his or her own Deferred Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions taken without a meeting. All elections, notices and directions under the Plan by a Nonemployee Director shall be made on such forms as the Administrator shall prescribe.

8.2        AMENDMENT AND TERMINATION.    The Board may alter or amend this Plan from time to time or may terminate it in its entirety; provided, however, that no such action shall, without the consent of a Nonemployee Director, affect the rights in any Shares issued or to be issued to such Nonemployee Director or in any amount in a Nonemployee Director’s Deferred Account; and further provided, that, any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of any national securities exchange or securities listing service upon which the Shares are traded or quoted shall not be effective unless and until such approval is obtained. Presentation of the Plan or any amendment thereof for shareholder approval shall not be construed to limit the Company’s authority to offer similar or dissimilar benefits in plans that do not require shareholder approval.

8.3        ADJUSTMENTS.    In the event of any change in the outstanding Common Stock by reason of (a) any stock dividend, stock split, combination of shares, recapitalization or any other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing, the number or kind of Shares that may be issued under the Plan and the number of Common Stock Units in a Nonemployee Director’s Deferred Account automatically shall be adjusted so that the proportionate interest of the Nonemployee Directors shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes with respect to the Plan.

8.4        SUCCESSORS.    The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Company and any successor of or to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the “Company” for the purpose of this Plan), and the heirs, beneficiaries, executors and administrators of each Nonemployee Director.

ARTICLE IX. SHARES SUBJECT TO PLAN

9.1        SHARES SUBJECT TO PLAN.    Subject to adjustment as provided in this Plan, the total number of Shares of Common Stock which may be issued under this Plan shall be One Hundred Twenty Thousand (120,000).

ARTICLE X. EFFECTIVE DATE; APPROVAL BY SHAREHOLDERS

10.1        APPROVAL OF THE PLAN.    The Plan shall be effective as of May 1, 2004, and shall be submitted for approval by the shareholders of the Company at the 2004 Annual Meeting. If such approval is not obtained at such meeting, this Plan shall be nullified and all Deferral Commitments shall be rescinded, and each Nonemployee Director shall receive in cash the full amount of such Nonemployee Director’s Deferred Account balance, if any, without interest.

ARTICLE XI. GENERAL PROVISIONS

11.1        NO CONTINUING RIGHT TO SERVE AS A DIRECTOR.    Neither the adoption or of this Plan, nor any document describing or referring to this Plan, or any part thereof, shall confer upon any Nonemployee Director any right to continue as a director of the Company or any subsidiary of the Company.

11.2        RESTRICTIONS ON SHARES AND RIGHTS TO SHARES.    Except for any restrictions required by law, a Nonemployee Director shall have all rights of a shareholder with respect to his or her Shares. No rights to Shares shall be assigned, pledged, hypothecated or otherwise transferred by a Nonemployee Director or other person, voluntarily or involuntarily, other than by will or the laws of descent and distribution. No person shall have any right to commute, encumber, pledge or dispose of any other interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

11.3        GOVERNING LAW.    The provisions of this Plan shall be governed by construed in accordance with the laws of the State of Florida.

11.4        WITHHOLDING TAXES.    To the extent that the Company is required to withhold Federal, state or local taxes in connection with any component of a Nonemployee Director’s compensation in cash or Shares, and the amounts available to Company for such withholding are insufficient, it shall be a condition the receipt of any Shares that the Nonemployee Director make arrangements satisfactory to the Company for the payment of the balance of such taxes required to be withheld, which arrangement may include relinquishment of the Shares. The Company and a Nonemployee Director may also make similar arrangements with respect to payment of any other taxes derived from or related to the payment of Shares with respect to which withholding is not required.

11.5        MISCELLANEOUS.    Headings are given to the sections of this Plan as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the singular shall also include within its meaning the plural, and vice versa.

SUN HYDRAULICS CORPORATION

By:	/s/ Allen J. Carlson
Allen J. Carlson, President

APPENDIX B

SUN HYDRAULICS CORPORATION

2006 STOCK OPTION PLAN

SUN HYDRAULICS CORPORATION, a Florida corporation (the “Company”), hereby adopts the Sun Hydraulics Corporation 2006 Stock Option Plan (the “Plan”). The terms and conditions of the Plan are as follows:

Section 1.        Purpose of the Plan. The purposes of the Plan are to encourage ownership of shares of the Common Stock, $.001 par value, of the Company (the “Common Stock”) by Employees (as defined in Section 3 of this Plan) and to encourage each of them to remain in the employ of the Company, and to more fully align the interest of Employees and members of the Board of Directors of the Company with the interests of stockholders of the Company by giving such Employees and Directors a personal interest in the value of the Common Stock. It is intended that options granted to Employees pursuant to the terms of this Plan (individually, an “Option,” collectively, the “Options”) may be either “Incentive Stock Options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or “Nonstatutory Options” which do not qualify as Incentive Stock Options under Section 422 of the Code.

Section 2.        Administration of the Plan. Subject to the provisions of this Plan, the Compensation Committee (the “Committee”) appointed by the Company’s Board of Directors shall have authority to supervise, administer and interpret this Plan including, but not limited to, the authority to (i) determine the Employees and Directors to whom Options shall be granted, (ii) determine the number of shares of Common Stock to be the subject of each Option, (iii) determine whether each Option granted to an Employee shall be designated as an Incentive Stock Option or not, (iv) determine the periods during which Options may be exercised and to accelerate the exercisability of outstanding Options, as it may deem appropriate; (v) determine the term of each Option, (vi) determine in good faith the fair market value of the Common Stock in accordance with reasonable valuation methods, (vii) determine in what manner the purchase price of the Common Stock shall be paid pursuant to Section 11 of this Plan; (viii) to modify, cancel, or replace any prior Options and to amend the relevant Stock Option Agreements with the consent of the affected Optionees, including amending such agreements to amend vesting schedules, extend exercise periods or increase or decrease the Option Price for Options, as it may deem to be necessary, and (ix) make, amend and rescind rules and regulations relating to the Plan. The determination of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Committee’s determination in all cases arising under the Plan shall be final, conclusive and binding unless otherwise determined by the Board.

Section 3.        Employee Defined. For purposes of this Plan, the term “Employee” shall be defined to mean an individual who is an employee of either the Company, or a “subsidiary corporation” (as defined in Section 424(f) of the Code) of the Company (a “Subsidiary Corporation”).

Section 4.        Common Stock Subject to the Plan. Subject to adjustment as provided in Section 16 of this Plan, the aggregate number of shares of Common Stock that shall be reserved and that may be issued from time to time upon the exercise of Options to be granted under this Plan is 500,000 shares of Common Stock. Such shares of Common Stock may consist of (i) treasury shares, (ii) authorized but unissued shares or (iii) both. In the event that an Option expires or terminates without having been exercised as to the full number of shares of Common Stock subject thereto, the shares of Common Stock as to which such Option was not exercised shall be available for Options that may thereafter be granted under this Plan.

Section 5.        Eligibility. The Compensation Committee may grant Options under this Plan to any Employee. The Compensation Committee may also grant Options to any director of the Corporation, subject to the restrictions in Section 6. In granting such awards and determining which Employees shall be granted

Options and the terms and amount of Common Stock covered by each such Option, the Compensation Committee may give consideration to the functions and responsibilities of the individual, his or her potential contributions to profitability and sound growth of the Company and such other factors as the Committee may, in its discretion, deem relevant.

Notwithstanding the preceding sentence or any other provisions of this Plan, any Employee who is a Named Executive Officer of the Company (as defined herein) shall not be granted Options unless the grant is approved by a Committee of the Board (which may be the Compensation Committee) consisting solely of members of the Board of Directors who are not Employees, former officers or paid consultants of the Company. For this purpose, the term “Named Executive Officer” shall mean the Company’s Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934.

The maximum number of shares of Common Stock with respect to which Options may be granted to any Participant during any one calendar year is 150,000 shares.

Section 6.         Options for Directors. The Committee may, in its sole discretion, from time to time grant Options to one or more members of the Board of Directors who are not Employees, provided that these Options must be Nonstatutory Options.

Section 7.        Term of Options. The term of each Option shall be for a period not to exceed ten (10) years from the date the Option is granted.

Section 8.        Exercise of Option. Except as otherwise provided in this Plan, an Option shall be exercisable only by the individual to whom it is granted during his or her lifetime (or, in the event of the participant’s incapacity, by the participant’s guardian or legal representative, acting in a fiduciary capacity on behalf of the participant). An Option shall be deemed exercised only if written notice of its exercise, together with full payment of the purchase price as provided in Section 11, is delivered to the Secretary of the Company, in all events prior to the expiration of the term of the Option.

Section 9.        Designation of Options as Incentive Stock Options. The Committee shall, in its sole discretion, determine whether the Option granted to an Employee shall be an Incentive Stock Option under Code Section 422 or an option that will not qualify under Code Section 422. If the Committee decides to grant the Employee an Option that is an Incentive Stock Option, his or her stock option agreement referred to in Section 26 shall expressly state that such Option is intended to qualify as an Incentive Stock Option. Each provision of the Plan and of the stock option agreement relating to an Option designated as an Incentive Stock Option shall be construed so that such Option continues to qualify as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

If the Option is intended to be an Incentive Stock Option it shall be exercisable only if such individual is an Employee of either the Company or a Subsidiary Corporation at all times during the period beginning on the date of the grant of the Option and ending on the date which is three (3) months before the date of such exercise (including the date of such exercise); provided, however, in the case of an employee who is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), the ending date of the period of continuous employment may be one (1) year before the date of such exercise.

Notwithstanding anything contained in this Plan to the contrary, if at the time an Incentive Stock Option is granted to an Employee, the Employee “owns” (as contemplated in Sections 422 and 424(d) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the

Company or a Subsidiary Corporation, the option price must be at least 110 percent of the fair market value of the Common Stock subject to the Option and such Option by its terms must not be exercisable after the expiration of five (5) years from the date such Option is granted.

If the Option is not intended to be an Incentive Stock Option, it shall not be subject to the limits set forth in the preceding paragraphs and in Section 10.

Section 10.        Annual Limit on Incentive Stock Options. Notwithstanding anything contained in this Plan to the contrary, if the Option granted to an Employee is intended to be an Incentive Stock Option, the aggregate fair market value (determined as of the time the Option is granted) of the shares of Common Stock with respect to which the Incentive Stock Options granted to the Employee (under all plans of the Company and any Subsidiary Corporation) first become exercisable during any calendar year shall not exceed $100,000, determined in accordance with the provisions of Section 422(d) of the Code.

To the extent this limitation would otherwise be exceeded, the Option shall be deemed to consist of an Incentive Stock Option for the maximum number of shares which may be covered by Incentive Stock Options pursuant to the preceding sentence, and a Nonstatutory Option for the remaining shares subject to the Option.

Section 11.        Option Price. The purchase price of the Common Stock that shall be the subject of an Option shall be (i) if the Option is designated as an Incentive Stock Option, not less than the fair market value of the Common Stock on the date such Option is granted, and (ii) if the Option is a Nonstatutory Option, such price, which may be equal to or less than the fair market value of the Common Stock on the date such Option is granted, as the Committee shall determine.

Payment of the purchase price for the shares of the Common Stock to be purchased upon exercise of an Option (the “Purchase Price”) shall be due and payable to the Company, at the election of the individual to whom an Option is granted under this Plan (an “Optionee”), (i) in cash at time of exercise, (ii) by the delivery at time of exercise of shares of the Common Stock having a fair market value (as determined by the Committee) equal to the Purchase Price, (iii) with the approval of the Committee, in cash at the time of exercise to the extent of the par value of such shares of Common Stock with the balance of the Purchase Price paid pursuant to a promissory note on terms satisfactory to the Committee delivered at time of exercise (provided that no executive officer or director of the Company may deliver a note in payment of any portion of the purchase price), or (iv) in such other manner as the Committee shall approve. Unless otherwise provided for by the Board, $.001 of the consideration to be received by the Company upon exercise of an Option shall be allocated to capital and the balance shall be allocated to surplus.

Alternatively, the Committee may permit the Optionee to exercise his or her Option by delivery of (i) an irrevocable notice of exercise, accompanied by payment in full of the Purchase Price by the Optionee’s stockbroker, and (ii) an irrevocable instruction to the Company to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the Optionee’s stockbroker for the Optionee’s account, both signed by the Optionee.

Section 12.        Tax Withholding. The Company shall have the right to require participating Employees exercising Nonstatutory Options to remit to the Company (or to the Subsidiary Corporation which employs them) an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock acquired under the Options. If an Optionee sells, transfers, assigns or otherwise disposes of shares of Common Stock acquired upon the exercise of an ISO within two (2) years after the date on which the ISO was granted or within one (1) year after the receipt of the shares of Common Stock by the Optionee, the Optionee shall promptly notify the Company of such disposition and the

Company shall have the right to require the Optionee to remit to the Company the amount necessary to satisfy any federal, state and local tax withholding requirements imposed on the Company by reason of such disposition.

Amounts to which the Company is entitled pursuant to the preceding paragraph may, at the election of the Optionee and with the approval of the Committee, either (i) be paid in cash, (ii) be withheld from the Optionee’s salary or other compensation payable by the Company, or (iii) be withheld in the form of some of the shares of Common Stock otherwise issuable to the Optionee upon exercise of the Options that have a fair market value not less than the minimum amount of tax the Company is required to withhold.

Section 13.        Nontransferability of Options. An Option shall not be transferable by the individual to whom it is granted except (i) by will, or (ii) pursuant to the laws of descent and distribution.

Section 14.        Termination of Employment or Directorship. Subject to any further restrictions contained in the written stock option agreement between the Optionee and the Company, in the event that an Optionee who is an Employee shall cease to be employed by the Company or a Subsidiary Corporation, whether voluntarily or involuntarily, or, in the event that an Optionee who is a Director but not an Employee shall cease to serve as a Director, for any reason other than the Optionee’s death or permanent or total disability within the meaning of Section 22(e)(3) of the Code (the “Disability”) and shall no longer be employed by any of them, all of the Optionee’s rights to further exercise of his or her Options shall expire at the time specified by the Committee in his or her stock option agreement, or, for those Options intended to be Incentive Stock Options, as of a date no later than three (3) months from the date the employment of Optionee is terminated; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted.

Nothing in this Plan shall confer upon any Optionee the right to continue in the employment of the Company or a Subsidiary Corporation, or interfere in any way with the right of the Company or a Subsidiary Corporation to terminate the employment of an Optionee, whether for cause or otherwise. For purposes of this Plan, an Optionee’s employment with the Company shall not be considered terminated for purposes of determining the exercisability of Incentive Stock Options if the Optionee is on military leave, sick leave or other bona fide leave of absence if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the individual’s right to reemployment with the Company or any Subsidiary Corporation is guaranteed either by statute or by contract.

Section 15.        Death or Disability of Optionee. In the event of the death of an Optionee while employed by (or serving as a director of) the Company or a Subsidiary Corporation, his or her Option may be exercised (to the extent that the Optionee was entitled to do so at the date of his or her death) by his or her personal representative or by any person or persons who shall have acquired the Option directly from the Optionee by will or by the laws of descent and distribution at any time within twelve (12) months after the date of his or her death; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted.

In the event of the disability of an Optionee while employed by (or serving as a director of) the Company or a Subsidiary Corporation, his or her Option may be exercised (to the extent that the Optionee was entitled to do so at the date of disability) by the Optionee at any time within one (l) year after the date of his or her disability; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted.

For purposes of this Plan, the determination as to whether an Optionee’s employment is terminated because of “disability” shall be vested solely in the Committee and its determination shall be final and conclusive on all parties.

Section 16.        Adjustments in Company Common Stock. In the event of any changes in the issued and outstanding shares of the Common Stock by reason of a share dividend, split-up, reclassification, recapitalization, subdivision, combination, exchange of shares, merger, consolidation or liquidation by or of the Company, the aggregate number and class of shares available under this Plan, as well as the number of shares issuable under each then outstanding Option and the option price payable for such shares shall be correspondingly adjusted by the Committee; provided, however, that neither the Stock Option Plan nor the Options outstanding under the plan will be adjusted in a manner that causes any Option intended to be a Incentive Stock Option not to qualify as an incentive stock option within the meaning of Section 422 of the Code.

The Committee may, in its discretion, substitute new option rights for, or cause the Company to assume the duties of any Subsidiary Corporation with respect to, stock options granted to Employees outstanding under any other stock option plan sponsored by a Subsidiary Corporation, by another corporation or by a parent or subsidiary (within the meaning of Section 425 of the Code) of such other corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved.

Section 17.        Time of Granting Options. The granting of an Option shall take effect as of the time specified by the Committee in its resolutions granting the Option.

Section 18.        Rights as a Stockholder. Except as otherwise provided by the laws of the State of Florida, an Optionee shall have no rights as a stockholder of the Company with respect to any shares covered by his or her Option until the date of the exercise of the Option. Except as otherwise provided in Section 15 of this Plan and by the laws of the State of Florida, no adjustment shall be made for any dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights on the Common Stock for which the record date is prior to the date a stock certificate for the shares subject to the Option is issued.

Section 19.        Amendment of Plan. To the extent permitted by law, the Board may at any time and from time to time modify or amend the Plan in such respects as it shall deem advisable; provided, however, that such modification or amendment shall not change any rights under any outstanding Option without the written consent of the Optionee; provided further, however, that such modification or amendment shall not, without the approval of the stockholders of the Company, change the Plan so as to cause any Option intended to be an Incentive Stock Option to fail to meet the requirements of an incentive stock option under Section 422 of the Code.

Section 20.        Term of Plan. No Options shall be granted under this Plan at any time after the tenth (10) anniversary of the date this Plan is first adopted by the Board.

Section 21.        Termination of Plan. Notwithstanding anything contained in this Plan to the contrary, the Board may at any time terminate or discontinue this Plan or any Option granted hereunder provided that such action shall not, without the written consent of the Optionee affected, impair the rights of such Optionee under any Option previously granted under the Plan.

Section 22.        Governmental Regulations. This Plan and the granting and exercise of any Option and the obligations of the Company to sell and deliver shares of Common Stock under any such Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

Section 23.        Compliance with Securities Laws. Options granted and shares of the Common Stock issued by Company upon the exercise of Options shall be granted and issued only in full compliance with all applicable securities laws including, but not limited to, the Securities Act of 1933, as amended, and the general rules and regulations promulgated thereunder by the Securities and Exchange Commission and applicable state blue sky laws. In connection with such compliance, the Committee may impose such conditions on transfer of the shares of the Common Stock subject to an Option and other restrictions, conditions and limitations as it may deem necessary and appropriate.

Section 24.        Proceeds from Sale of Common Stock. The proceeds to be received by the Company upon the exercise of any Option, if other than in shares of the Common Stock, shall be used for general corporate purposes.

Section 25.        Obligations of Optionee. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

Section 26.        Stock Option Agreements. Options granted under this Plan shall be evidenced by written agreements in such form as the Committee shall from time to time approve, which agreements (i) shall comply with and be subject to the terms and conditions of this Plan, (ii) may contain such other provisions not inconsistent with this Plan as the Committee shall deem advisable, including, without limitation, restrictions upon exercise of an Option, (iii) if the Option is intended to be an Incentive Stock Option, shall contain such other limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option will satisfy the requirements for incentive stock options imposed by Section 422 of the Code, and (iv) shall contain such restrictions as the Committee may determine to be necessary in order that the granting of such Option shall be in compliance with Federal and state securities laws.

Section 27.        Effective Date of Plan. The Plan shall become effective on the date it is approved by the Board of Directors of the Company. Notwithstanding the preceding sentence, if the Plan is not approved by vote of the Company’s stockholders by the first anniversary of this effective date, it shall terminate and all Options granted hereunder shall be void. No Option granted under this Plan may be exercised until the Plan has been approved by the Company’s stockholders.

Section 28.        Priority. To the extent that any of the provisions of Sections 421 and 422 of the Code are inconsistent with the provisions of this Plan and such inconsistency would cause this Plan not to be treated for Federal income tax purposes as an incentive stock option plan, or any Option expressly intended to be an Incentive Stock Option not to so qualify, the provisions of this Plan and of the Incentive Stock Options granted hereunder shall be deemed to be amended in a manner to comply with the provisions of Section 421 or 422 of the Code, as the case may be.

IN WITNESS WHEREOF, the undersigned, being the duly elected and authorized Secretary of the Company, hereby certifies that this Plan was legally and validly approved by the Board of Directors of the Company as of the 9th day of September, 2006.

SUN HYDRAULICS CORPORATION

By:	/s/ Gregory C. Yadley
Gregory C. Yadley, Secretary

Sun Hydraulics Corporation

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000004	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
		Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 19, 2007.

		Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Vote by telephone

  • Call toll free 1-800-652-VOTE (8683) within the

    United States, Canada & Puerto Rico any time on a

    touch tone telephone. There is NO CHARGE to

    you for the call.

  • Follow the instructions provided by the recorded

    message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

01 - Marc Bertoneche*	☐	☐	02 - Ferdinand E. Megerlin*	☐	☐	03 - Philippe Lemaitre*	☐	☐

* Each to be elected as Directors for a three-year term ending in 2010

	For	Against	Abstain		For	Against	Abstain

2. Approval of the adoption of the Sun Hydraulics Corporation Amended and Restated 2004 Nonemployee Director Equity and Deferred Compensation Plan.	☐	☐	☐	3. Approval of the adoption of the Sun Hydraulics Corporation 2006 Stock Option Plan.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	C 1234567890 J N T 3 2 A V 0 1 2 9 0 2 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+

<STOCK#>                 00Q97E

  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — SUN HYDRAULICS CORPORATION

701 Tallevast Road

Sarasota, FL 34243

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 19, 2007.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, having received notice of the Annual Meeting of Shareholders of Sun Hydraulics Corporation to be held at 10:00 a.m., Eastern Daylight Savings Time, on Tuesday, June 19, 2007, hereby designates and appoints Ferdinand E. Megerlin and David N. Wormley, and each of them with authority to act without the other, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.001 per share, of Sun Hydraulics Corporation that the undersigned is entitled to vote at such Meeting or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified herein and in their discretion on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of each of the Directors and FOR Proposals 2 and 3 listed on the reverse side.

In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.